UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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SEELOS THERAPEUTICS, INC.
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SEELOS THERAPEUTICS, INC.
300 Park Avenue, 2nd Floor
New York, NY 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2021
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Seelos Therapeutics, Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/SEEL2021, on Friday, May 21, 2021, at 8:00 a.m., Eastern Time, for the following purposes:
(1)	To elect two Class II directors, nominated by our Board of Directors, to serve until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
(2)	To ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
(3)	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware;
(4)	To conduct an advisory (non-binding) vote on executive compensation;
(5)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock to a total of 240,000,000; and
(6)	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
The Record Date for the Annual Meeting is March 23, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment(s) or postponement(s) thereof. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. Our proxy materials (which include the Proxy Statement attached to this notice, our most recent Annual Report on Form 10-K and form of proxy card) are also available to you via the Internet at www.proxyvote.com.
By Order of the Board of Directors,

Raj Mehra, Ph.D.
Chief Executive Officer
April 12, 2021
New York, New York
THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE VOTE YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR OVER THE TELEPHONE AT 1-800-690-6903 OR SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE PRE-PAID ENVELOPE PROVIDED. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE YOUR SHARES ELECTRONICALLY DURING THE MEETING.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, Proxy Card and Form 10-K are available at www.proxyvote.com.

i

SEELOS THERAPEUTICS, INC.
300 Park Avenue, 2nd Floor
New York, New York 10022
PROXY STATEMENT
General Information
This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Seelos Therapeutics, Inc. (“we”, “us”, “our”, the “Company” or “Seelos”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, via live webcast at www.virtualshareholdermeeting.com/SEEL2021, on Friday, May 21, 2021, at 8:00 a.m., Eastern time, and any adjournment(s) or postponement(s) thereof. This Proxy Statement is being mailed on or about April 12, 2021 to the stockholders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as of March 23, 2021 (the “Record Date”). This year’s Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/SEEL2021 on Friday, May 21, 2021, at 8:00 a.m., Eastern time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/SEEL2021, you must enter the control number included in your proxy materials. There is no physical location for the Annual Meeting. We recommend you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/SEEL2021.
Due to the emerging public health impact of the coronavirus, or COVID-19, we have decided to hold our Annual Meeting virtually. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose.
Solicitation and Voting Procedures
The solicitation of proxies will be conducted by mail and the Company will bear all costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to “Beneficial Holders” (as defined below). The Company has engaged a proxy solicitation firm, Morrow Sodali LLC, 470 West Ave, Stamford, CT 06902, and may conduct further solicitation personally, by telephone or by facsimile with the assistances of our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company expects that the out-of-pocket costs associated with solicitation of proxies will be approximately $9,500.
As of the Record Date, there were 78,283,021 shares of Common Stock issued and outstanding. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters.
Holders of record who hold shares of Common Stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the virtual Annual Meeting in order to vote on the proposals. Investors who hold shares of Common Stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (a “Financial Institution”) must return a voting instruction form to have their shares voted in accordance with their instructions. Financial Institutions have discretion to vote absent instructions with respect to certain routine matters, such as Proposal Nos. 2 and 5, the ratification of the independent registered public accounting firm and the vote on an amendment to our Amended and Restated Articles of Incorporation, as amended, respectively, but not with respect to matters that are considered non-routine, such as Proposal Nos. 1, 3 and 4, the election of directors, the vote on the reincorporation of the Company and the advisory vote on executive compensation, respectively. A “Broker Non-Vote” occurs when a Financial Institution has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for these non-routine matters.
The presence, in person (electronically) or by proxy, of a majority of the outstanding shares of Common Stock on the Record Date, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments thereof. Abstentions and Broker Non-Votes will count for purposes of determining a quorum, but will not be counted as votes cast. A description of the required vote for each proposal is included within each proposal below.
We urge any stockholder not planning to attend the Annual Meeting to vote their proxy in advance, whether via the Internet (www.proxyvote.com) or by telephone (1-800-690-6903) or by mailing an executed proxy card to us. The deadline to vote by Internet or by telephone is 11:59 P.M. Eastern Time on Thursday, May 20, 2021.
Any holder of record may revoke a proxy submitted in advance of the Annual Meeting by: (i) delivering a written revocation to the Company’s Secretary before the Annual Meeting, (ii) delivering an executed, later-dated proxy or (iii) participating in the Annual Meeting and voting shares electronically during the meeting.
Beneficial Holders who wish to change or revoke their voting instructions should contact their Financial Institution for information on how to do so. Beneficial Holders who wish to attend the Annual Meeting and vote electronically during the meeting should contact their Financial Institution in order to obtain a “legal proxy,” which will allow them to both attend the meeting and vote electronically during the meeting. Without a legal proxy, Beneficial Holders cannot vote electronically during the Annual Meeting.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the nominees listed in Proposal No. 1 and FOR each of Proposal No. 2, No. 3, No. 4 and No. 5.

PROPOSAL NO. 1
ELECTION OF CLASS II DIRECTORS
Overview
The Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), provide that the Board is to be divided into three classes as nearly equal in number as possible, with directors in each class serving staggered three-year terms. The total Board size is currently fixed at five directors. The Class II directors (whose terms expire at the Annual Meeting) are Raj Mehra, Ph.D. and Brian Lian, Ph.D. The Class I director (whose term expires at the 2022 annual meeting of stockholders) is Daniel J. O’Connor, J.D. The Class III directors (whose terms expires at the 2023 annual meeting of stockholders) are Richard W. Pascoe and Judith Dunn, Ph.D. The Class II directors elected at the Annual Meeting will hold office until the 2024 annual meeting of stockholders, and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal or otherwise in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”).
As described below, the Board has nominated Raj Mehra, Ph.D. and Brian Lian, Ph.D. for re-election as Class II directors. Each of the nominees has indicated their willingness to serve if elected. Should any of the nominees become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by our Board.
Nomination of Directors
The Corporate Governance/Nominating Committee of the Board (the “Corporate Governance/Nominating Committee”), which acts as the nominating committee of the Board, reviews and recommends potential candidates for election to the Board. In reviewing potential candidates, the Corporate Governance/Nominating Committee considers the qualifications described below under the section titled “Board of Directors and Committees and Corporate Governance - Director Nominations and Stockholder Communications.” After reviewing the qualifications of potential Board candidates, the Corporate Governance/Nominating Committee presents its recommendations to the Board, which selects the final director nominees. The Corporate Governance/Nominating Committee recommended each of the nominees for director identified in this Proxy Statement. We did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for consideration for election at the Annual Meeting.
Information Regarding Nominees and Incumbent Directors
The Corporate Governance/Nominating Committee has recommended, and the Board has nominated Raj Mehra, Ph.D. and Brian Lian, Ph.D. to be re-elected as Class II directors at the Annual Meeting. The following table contains information about the nominees and about each of the Company’s continuing directors: the year each was first elected a director, their respective ages as of March 31, 2021, the positions currently held with the Company, the year their current term will expire and their current class:
Name	Year Initially Elected	Age	Position(s)	Expiration of Term	Class
Raj Mehra, Ph.D.	2019	61	Chairman, Chief Executive Officer, President and Interim Chief Financial Officer	2021	II
Brian Lian, Ph.D.(1)(2)(3)	2019	55	Director	2021	II
Daniel J. O’Connor, J.D.(1)(3)	2019	56	Director	2022	I
Richard W. Pascoe	2013	57	Director	2023	III
Judith Dunn, Ph.D.(1)(2)	2020	58	Director	2023	III
(1)	Member of the Audit Committee of the Board (the “Audit Committee”).
(2)	Member of the Corporate Governance/Nominating Committee.
(3)	Member of the Compensation Committee of the Board (the “Compensation Committee”).

Class II Directors Nominated for Election
The following individuals have been nominated by our Board to be elected as Class II directors at the Annual Meeting:
Dr. Raj Mehra has been our President, Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors since January 2019. Prior to founding Seelos, Dr. Mehra spent nine years at Auriga USA, LLC as a Managing Director focused on private and public equity investments in global healthcare companies. Prior to Auriga, Dr. Mehra was the sector head for healthcare equity investments at Bennett Lawrence Management, LLC in New York. He also founded and managed a long-short equity hedge fund at Weiss, Peck & Greer LLC. Dr. Mehra started his career as an investment professional at Cowen Asset Management, LLC. Dr. Mehra holds M.S., M.Phil., Ph.D., JD and MBA degrees from Columbia University in New York. He is also a graduate of Indian Institute of Technology, Kanpur, where he was ranked first in his class. The Board believes Dr. Mehra is qualified to serve as our chairman based on his experience in the healthcare industry, including his significant business knowledge based on his experience with healthcare-based investment banking.
Brian Lian Ph.D. has been a director since January 2019. He is the Chair of our Compensation Committee, the Chair of our Corporate Governance/Nominating Committee and a member of our Audit Committee. He is currently President and Chief Executive Officer and a Director of Viking Therapeutics, Inc. (Nasdaq: VKTX), a biopharmaceutical company. Dr. Lian has over 15 years of experience in the biotechnology and financial services industries. Prior to joining Viking, he was a Managing Director and Senior Research Analyst at SunTrust Robinson Humphrey, an investment bank, from 2012 to 2013. At SunTrust Robinson Humphrey, he was responsible for coverage of small and mid-cap biotechnology companies with an emphasis on companies in the diabetes, oncology, infectious disease and neurology spaces. Prior to SunTrust Robinson Humphrey, he was Managing Director and Senior Research Analyst at Global Hunter Securities, an investment bank, from 2011 to 2012. Prior to Global Hunter Securities, he was Senior Healthcare Analyst at The Agave Group, LLC, a registered investment advisor, from 2008 to 2011. Prior to The Agave Group, he was an Executive Director and Senior Biotechnology Analyst at CIBC World Markets, an investment bank, from 2006 to 2008. Prior to CIBC, he was a research scientist in small molecule drug discovery at Amgen, a biotechnology company. Prior to Amgen, he was a research scientist at Microcide Pharmaceuticals, a biotechnology company. Dr. Lian holds an MBA in accounting and finance from Indiana University, an MS and Ph.D. in organic chemistry from The University of Michigan, and a BA in chemistry from Whitman College. The Board believes Dr. Lian is qualified to serve as a director based on his experience in the healthcare industry, including his significant business knowledge based on his experience with healthcare-based investment banking.
Class I Director Continuing in Office until 2022
The following director will continue in office until the 2022 annual meeting of stockholders, or until his earlier resignation or removal in accordance with our Bylaws:
Daniel J. O’Connor, J.D. has been a director since January 2019. He is the Chair of our Audit Committee and a member of our Corporate Governance/Nominating Committee. He is currently Chief Executive Officer and a director of OncoSec Medical Incorporated. Prior to that, Mr. O’Connor served as President, Chief Executive Officer, Director and in other senior roles at Advaxis, Inc., a cancer immunotherapy company, from January 2013 until his resignation in July 2017. Prior to that, Mr. O’Connor was Senior Vice President and General Counsel for BRACCO Diagnostics Inc., a diagnostic imaging company, from 2008 until 2012; Senior Vice President, General Counsel and Secretary for ImClone Systems Incorporated, a biopharmaceutical company, from 2002 until 2008; and General Counsel at PharmaNet (now inVentiv Health Clinical), a clinical research company, from 1998 until 2001. Mr. O’Connor is a 1995 graduate of the Pennsylvania State University’s Dickinson School of Law in Carlisle, Pennsylvania and currently serves as an Entrepreneur Trusted Advisor to its Dean. He graduated from the United States Marines Corps Officer Candidate School in 1988 and was commissioned as an officer in the U.S. Marines, attaining the rank of Captain while serving in Saudi Arabia during Operation Desert Shield. Mr. O’Connor is currently the Vice Chairman of the Board of the Trustees of BioNJ. In October 2017, Mr. O’Connor was appointed to the New Jersey Biotechnology Task Force by its Governor, and he was formerly a New Jersey criminal prosecutor. The Board believes Mr. O’Connor is qualified to serve as a director based on the depth and diversity of his experience in senior management of pharmaceutical companies.

Class III Directors Continuing in Office until 2023
The following directors will continue in office until the 2023 annual meeting of stockholders, or until their earlier resignation or removal in accordance with our Bylaws:
Richard W. Pascoe has been a director since March 2013. He has served as the President and Chief Executive Officer of Histogen Inc., a private regenerative medicine company, since January 2019. He previously served as our Chief Executive Officer from March 2013 to January 2019, our Secretary from February 2015 to January 2019, and our Principal Financial Officer and Principal Accounting Officer from December 2016 to January 2019. He joined the Company following the merger of Somaxon Pharmaceuticals, Inc. with Pernix Therapeutics Holdings, Inc. Mr. Pascoe was the Chief Executive Officer of Somaxon from August 2008 until joining the Company and was responsible for the FDA approval of Somaxon’s lead drug Silenor®. Prior to Somaxon, Mr. Pascoe was with ARIAD Pharmaceuticals, Inc., a specialty pharmaceutical company where he was most recently Senior Vice President and Chief Operating Officer. Prior to joining ARIAD in 2005, Mr. Pascoe held a series of senior management roles at King Pharmaceuticals, Inc. (acquired by Pfizer Inc.), including Senior Vice President positions in both marketing and sales, as well as Vice President positions in both international sales and marketing and hospital sales. Prior to King, Mr. Pascoe was in the commercial groups at Medco Research, Inc. (acquired by King), COR Therapeutics, Inc. (acquired by Millennium Pharmaceuticals Inc., the Takeda Oncology Company), B. Braun Interventional and The BOC Group. Mr. Pascoe is a member of the board of directors of KemPharm, Inc., as well as a member of the company’s audit and compensation committees and its lead independent director. He serves as a member of the board of directors of the Johnny Mac Soldiers Fund, a charity for military veterans. Mr. Pascoe is also a member of the board of directors of BIOCOM, as well as its Chairman. Mr. Pascoe served as a Commissioned Officer with the U.S. Army 24th Infantry Division and continues to serve as a Civilian Aid to the Secretary of the Army. He is a graduate of the United States Military Academy at West Point where he received a B.S. degree in Leadership. The Board believes Mr. Pascoe is qualified to serve as a director based on the depth and diversity of his experience in senior management of public pharmaceutical companies.
Judith Dunn, Ph.D. has been a director since May 2020. She is a member of our Audit Committee and our Corporate Governance/Nominating Committee. She is currently the President and Head of Research and Development at Fulcrum Therapeutics, Inc. She previously served as an entrepreneur in residence at Atlas Venture from June 2018 to April 2021. Prior to that, she served in various roles at F. Hoffman-La Roche AG from March 2010 through January 2018, including Vice President, Global Head of Clinical Development and Principal Medical Group Leader, Neuroscience. Dr. Dunn also served as the Executive Medical Director, CNS Clinical Development (Ph I-III) at Sepracor, Inc. from 2005 to 2010 and in a number of roles at Pfizer Inc. from 1997 to 2005, including Director, Worldwide Medical Affairs, Antipsychotics, Senior Associate Director, Global Candidate Leader, CNS Development and Associate Director, CNS Development. She has served as the independent board member of Evolution Research Group since August 2018, as a member of the NYC Mayor's Advisory Council on Life Sciences since December 2016 and as a member of the Digital Health Breakthrough Network Advisory Board since 2017. Prior to that, she served as the chairman of the board of NYBIO from June 2016 to June 2018, as a board member of the Swiss American Foundation from January 2014 to January 2018, as a board member of the Partnership for NY Fund from 2014 to 2016 and as a board member of BioHealth Innovation Maryland from 2014 to 2015. Dr. Dunn received a Postdoctoral Fellowship in New Drug Development from Pfizer, a Training Fellowship in Neuropharmacology from the Center for Brain Research, a Doctor of Philosophy, Developmental Neurobiology from Wesleyan University and a Bachelor of Science, Neurobiology from the University of Rochester. The Board believes Dr. Dunn is qualified to serve as a director based on the depth and diversity of her experience in pharmaceutical companies and the healthcare industry.
Executive Officer and Director Interest
Dr. Mehra and Dr. Lian have an interest in this Proposal No. 1, as each is currently a member of our Board.
Vote Required and Majority Vote Standard
Assuming that a quorum is present at the Annual Meeting, nominees to serve as members of the Board are elected by a plurality of the votes cast. However, pursuant to the Company’s corporate governance guidelines, if the number of nominees for election to the Board is equal to, or less than, the number of seats open for election and a nominee receives a greater number of votes “withheld” than votes “for” such nominee’s election then such nominee must submit an offer of resignation to the Board. The Corporate Governance/Nominating Committee will then consider the offer of resignation and other relevant circumstances and recommend a course of action to the Board. The disinterested members of the Board will then determine whether to accept the offer of resignation.
Any shares that are not voted for any reason, including abstentions and Broker Non-Votes, will not be counted as votes cast and will not affect the outcome of the election of directors.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of the nominees named above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF
THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board (the “Audit Committee”) has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2021, and has further directed that we submit the selection of KPMG for ratification by our stockholders at the Annual Meeting. KPMG audited our financial statements for the year ended December 31, 2020. Although ratification is not required by our Bylaws or otherwise, the Board is submitting this proposal as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. A representative of KPMG will be present during the Annual Meeting to make a statement and respond to appropriate questions. The Company does not expect a representative of BDO USA, LLP (“BDO”), the Company’s former independent registered public accounting firm, to be present at the Annual Meeting.
On April 3, 2019, the Company, at the discretion of the Audit Committee of the Board, dismissed BDO as the Company’s independent registered public accounting firm. The Company then engaged KPMG to serve as the Company’s independent registered public accounting firm. The Company filed a Current Report on Form 8-K on April 8, 2019 reporting this change. BDO was not engaged to audit the Company’s financial statements for the fiscal year ended December 31, 2019.
The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of BDO on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2018 and 2017 contained an explanatory paragraph describing conditions that raise substantial doubt about the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through April 3, 2019, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the consolidated financial statements for such fiscal years.
During the fiscal years ended December 31, 2018 and 2017 and any subsequent interim period through April 3, 2019, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through April 3, 2019, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Fees for Independent Registered Public Accounting Firm
No fees were billed to the Company by BDO for professional services rendered for the fiscal year ended December 31, 2019. The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended December 31, 2020 and 2019, respectively:
	2020	2019
Audit Fees(1)	$509,000	$414,200
Audit Related Fees	—	—
Tax Fees(2)	15,500	—
All Other Fees	—	—
Total All Fees	$524,500	$414,200
(1)
Audit fees consist of estimated fees for professional services rendered for the audit of our annual financial statements included in our Form 10-K filing and review of financial statements included in our quarterly Form 10-Q filings, reviews of registration statements and issuances of consents, comfort letters and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Consists of fees billed for tax compliance and consulting.
Pre-Approval Policies and Procedures
All audit and non-audit services provided by KPMG must be pre-approved by the Audit Committee. KPMG will provide the Audit Committee with an engagement letter during the first half of the fiscal year, outlining the scope of the proposed services and estimated fees for the fiscal year. Pre-approval may be given for a category of services, provided that (i) the category is reasonably narrow and detailed and (ii) the Audit Committee establishes a fee limit for such category. The Audit Committee may delegate to any other member of the Audit Committee the authority to grant pre-approval of permitted non-audit services to be provided by KPMG between Audit Committee meetings; provided, however, that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit and permitted non-audit services provided by KPMG in fiscal 2020 and 2019.
Executive Officer and Director Interest
Our directors and executive officer do not have an interest in this Proposal No. 2.
Required Vote
Assuming that a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions from voting on the proposal will not be counted as votes cast and accordingly will have no effect upon the outcome of the proposal. The approval of Proposal No. 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, it is unlikely that any Broker Non-Votes will result from this proposal. If our stockholders do not ratify the selection of KPMG, our Board will consider the selection of KPMG as well as other independent auditors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR
ENDING DECEMBER 31, 2021.

PROPOSAL NO. 3
APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE
Overview
For the reasons discussed below, on March 26, 2021, the Board adopted a plan of conversion, and approved and declared it is advisable and in the best interests of the Company and our stockholders, to change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and new bylaws governing our Company.
The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:
•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to the Delaware corporation laws.
•
The resulting Delaware corporation (“Seelos-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (“Seelos-Nevada”) and will continue with all of the rights, privileges and powers of Seelos-Nevada, will possess all of the properties of Seelos-Nevada, will continue with all of the debts, liabilities and obligations of Seelos-Nevada and will continue with the same officers and directors of Seelos-Nevada immediately prior to the Reincorporation, as more fully described below.

•
When the Reincorporation becomes effective, all of our issued and outstanding shares of capital stock will be automatically converted into issued and outstanding shares of capital stock of Seelos-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of Common Stock on the Nasdaq Capital Market under the symbol “SEEL”. Seelos-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Shares of our capital stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Seelos-Delaware capital stock, and shares of our capital stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Seelos-Delaware capital stock. The Reincorporation will not change the respective positions of the Company or our stockholders under federal securities laws. Pursuant to the Reincorporation, Seelos-Delaware will have or assume all of Seelos-Nevada’s obligations related to convertible or exchangeable securities, including warrants, and other rights to purchase or receive Seelos-Nevada common stock, which shall become the right to purchase or receive the same number of shares of Seelos-Delaware common stock.

•
Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Seelos-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Seelos-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as prior to the Reincorporation. In addition, our employment contracts and other employee benefit arrangements will be continued by Seelos-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

The Reincorporation will have no effect on the number of shares of Common Stock and preferred stock the Company is authorized to issue. Under the Company’s articles of incorporation (the “Nevada Articles of Incorporation”), the Company is authorized to issue up to 120,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock. Similarly, the Delaware Certificate of Incorporation (as defined below) authorizes the Company to issue up to 120,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock. If the amendment to the Company’s Amended and Restated Articles of Incorporation in Proposal No. 5 is approved by the stockholders at the Annual Meeting, the Company would be authorized to issue up to 240,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock under the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation.

Plan of Conversion
To accomplish the Reincorporation, the Board has adopted a plan of conversion in the form appended to this Proxy Statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to the General Corporation Law of the State of Delaware (the “DGCL”).
Assuming that at least sixty-six and two thirds percent (66-2/3%) of the voting power of the stockholders approves this Proposal No. 3, we will cause the Reincorporation to be effected as soon as practicable thereafter (but after giving effect to the amendment to the Company’s Amended and Restated Articles of Incorporation if Proposal No. 5 is approved by the stockholders at the Annual Meeting) by filing with the Nevada Secretary of State articles of conversion substantially in the form appended to this Proxy Statement as Appendix B (the “Nevada Articles of Conversion”) and filing with the Secretary of State of the State of Delaware (i) a certificate of conversion substantially in the form appended to this Proxy Statement as Appendix C (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern Seelos-Delaware as a Delaware corporation, in the form appended to this Proxy Statement as Appendix D (the “Delaware Certificate of Incorporation”). In addition, assuming that our stockholders approve this Proposal No. 3, upon effectiveness of the Reincorporation and pursuant to the Plan of Conversion, the bylaws for Seelos-Delaware will be in the form appended to this Proxy Statement as Appendix E (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of Seelos-Delaware based upon provisions of the DGCL, substantially in the form appended to this Proxy Statement as Appendix F (the “Delaware Indemnification Agreement”). Approval of this Proposal No. 3 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.
Notwithstanding the foregoing, the Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Nevada Secretary of State and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.
Reasons for the Reincorporation
The primary reason that the Board has approved the Reincorporation is because the Board believes that the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, which we believe provides greater clarity and predictability with respect to our corporate legal and governance affairs. In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to the Company and our stockholders:
•	our corporation would be governed by the DGCL, which is generally acknowledged to be one of the most advanced and flexible corporate statutes in the United States;
•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;
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the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

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the Court of Chancery of the State of Delaware (the “Court of Chancery”), which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

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the well-established body of case law construing Delaware law, which has developed over the last century and which many believe provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of the Company and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board.
Why You Should Vote for the Reincorporation
Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and we believe that the DGCL is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).
In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedent, the abundance of Delaware case law could serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.
The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to fiduciary duties and director indemnification, from their past business experience.
In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less familiar or perceived to be less directly responsive to stockholder concerns.
Effects of the Reincorporation
By virtue of the Reincorporation, all of the rights, privileges and powers of Seelos-Nevada, all property owned by Seelos-Nevada, all debts due to Seelos-Nevada and all other causes of action belonging to Seelos-Nevada immediately prior to the Reincorporation will remain vested in Seelos-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Seelos-Nevada immediately prior to the Reincorporation will be those of Seelos-Delaware following the Reincorporation. The Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices.
Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of Common Stock will be automatically converted into issued and outstanding shares of common stock of Seelos-Delaware, without any action on the part of our stockholders. Upon effectiveness of the Reincorporation, each outstanding option or warrant to purchase a share of Seelos-Nevada common stock, each outstanding restricted stock unit with respect to a share of Seelos-Nevada common stock and each other equity award relating to Seelos-Nevada common stock, will be deemed to constitute an option or warrant to purchase one share of common stock, a restricted stock unit with respect to one share of common stock or equity award, as applicable, of Seelos-Delaware at an exercise price per share equal to the stated exercise price or other terms or provisions of the option, warrant, restricted stock unit award or equity award. Seelos-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. After the Reincorporation, Seelos-Delaware will continue to be a public reporting company and the shares of Seelos-Delaware common stock will continue to be quoted, without interruption, on the Nasdaq Capital Market under the symbol “SEEL”. The shares of Seelos-Delaware common stock to be issued upon conversion of shares of Seelos-Nevada in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). We are relying on Rule 145(a)(2) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Seelos-Delaware common stock, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Seelos-Delaware common stock. The Reincorporation will not change the respective positions of the Company or our stockholders under federal securities laws.
Under the Nevada Articles of Incorporation, Seelos-Nevada is authorized to issue up to 120,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock, par value $0.001 per share. Of Seelos-Nevada’s authorized preferred stock, 1,000,000 shares have been designated as Series A Junior Participating Preferred Stock, 800 shares have been designated as Series B 8% Cumulative Convertible Preferred Stock, and 600 shares have been designated as Series C 6% Cumulative Convertible Preferred Stock. Under our proposed Delaware Certificate of Incorporation, Seelos-Delaware will be authorized to issue the same number of shares – up to 120,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock, par value $0.001 per share; however all of the preferred stock will be undesignated. However, if Proposal No. 5 is also approved at the Annual Meeting, then, prior to the Reincorporation becoming effective, then the number of authorized shares of Common Stock will increase to 240,000,000 shares from 120,000,000 shares, and the number of authorized shares of preferred stock will remain unchanged at 10,000,000 shares. When the Reincorporation becomes effective, all of our issued and outstanding shares of Common Stock at such time will be automatically converted into an equivalent number of issued and outstanding shares of common stock of Seelos-Delaware, without any action on the part of our stockholders. Immediately after giving effect to the Reincorporation, the number of issued and outstanding shares of capital stock of Seelos-Delaware will be identical to the number of shares of the Company’s capital stock issued and outstanding immediately prior to the effective time of the Reincorporation. If Proposal No. 5 is also approved, the number of authorized shares of Common Stock will increase to 240,000,000 shares from 120,000,000 shares and the number of authorized shares of preferred stock will remain unchanged at 10,000,000 shares. If Proposal No. 5 is not approved, the number of authorized shares of common stock will remain at 120,000,000 shares and the number of authorized shares of preferred stock will remain at 10,000,000 shares.
The Plan of Conversion provides that the Delaware Certificate of Incorporation will be the certificate of incorporation of Seelos-Delaware after the Reincorporation, and the Delaware Bylaws will be the bylaws of Seelos-Delaware after the Reincorporation, in each case, unless and until later amended in accordance with Delaware law.
Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Seelos-Delaware, all of our employee benefit and incentive plans will become Seelos-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Seelos-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of Seelos-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by Seelos-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Seelos-Delaware.
Seelos-Nevada stockholders will not be required to exchange their Seelos-Nevada stock certificates for new Seelos-Delaware stock certificates. Following the effective time of the Reincorporation, any Seelos-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Seelos-Delaware stock certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Effect of Vote For the Reincorporation
A vote in favor of the Reincorporation is a vote in favor of, and to approve, the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.
Effect of Not Obtaining the Required Vote for Approval
If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws.
Federal Income Tax Consequences of the Reincorporation
The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Any such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. It does not consider the effect of any applicable state, local or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships (and partners therein), subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our Common Stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired Seelos-Nevada common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified small business stock with the meaning of Section 1202 of the Code and persons who are not “U.S. holders” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold Seelos-Nevada common stock and will hold Seelos-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local and non-United States income and other tax considerations of the Reincorporation.
For purposes of this summary, a “U.S. holder” is a beneficial owner of Seelos-Nevada common stock who or that is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation) created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.
We believe that the Reincorporation should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation is treated for United States federal income tax purposes as a reorganization, (1) U.S. holders of Seelos-Nevada common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of a U.S. holder in its shares of Seelos-Delaware common stock after the Reincorporation will be equal to the aggregate tax basis of such U.S. holder in its shares of Seelos-Nevada common stock converted therefor, and (3) the holding period of a U.S. holder in its shares of Seelos-Delaware common stock after the Reincorporation will include the holding period of such U.S. holder in its shares of Seelos-Nevada common stock converted therefor.
No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences to them of the Reincorporation.
EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.
Accounting Treatment
We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Seelos-Nevada previously filed with the SEC will remain the financial statements of Seelos-Delaware following the Reincorporation.
Regulatory Approvals
The Reincorporation will not be consummated until after stockholder approval is obtained. If stockholder approval is obtained, we will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.
Blank Check Stock
The Nevada Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board to issue shares of stock in series with such preferences, limitations and other characteristics as determined by the Board. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Seelos-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of Seelos-Delaware and its stockholders.
It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Seelos-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Seelos-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Seelos-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Seelos-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Seelos-Delaware opposing a hostile tender offer or other attempt to obtain control.
Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware
As a result of differences between the NRS and the DGCL, as well as differences between the Nevada Articles of Incorporation and the Nevada Bylaws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand, the Reincorporation will effect changes in the rights of our stockholders. Summarized below are some of the differences between the NRS and the DGCL, the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation, and the Nevada Bylaws and the

Delaware Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the Reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to the Nevada Articles of Incorporation and Nevada Bylaws, and to the Delaware Certificate of Incorporation and the Delaware Bylaws.
Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Amendment of Charter Documents
Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of the voting power of the corporation to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.

Delaware law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242.

The Nevada Articles of Incorporation provide that the affirmative vote of the holders of at least 66-2/3% of the voting power of the shares entitled to vote thereon shall be required to amend or repeal Articles Fourth, Sixth, Seventh or Eighth of the Nevada Articles of Incorporation.

The Delaware Certificate of Incorporation provides that the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of Seelos-Delaware entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with Articles Sixth, Eighth, Ninth, Tenth or Eleventh of the Delaware Certificate of Incorporation.

Amendment of Bylaws
Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.

The power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

The Nevada Articles of Incorporation and Nevada Bylaws are consistent with the NRS. In addition, the Nevada Articles of Incorporation and the Nevada Bylaws state that any amendment or repeal of the Nevada Bylaws, and any adoption of new bylaws, by stockholders requires the affirmative vote of a majority of the outstanding voting power of the Company, voting together as a single class.

The Delaware Certificate of Incorporation expressly authorizes the Board to adopt, amend, alter or repeal the Delaware Bylaws. The Delaware Certificate of Incorporation and the Delaware Bylaws also provide that the affirmative vote of the holders of at least two thirds in voting power of the outstanding shares of capital stock entitled to vote thereon shall be required to adopt, amend, alter or repeal the Delaware Bylaws.

Number of Authorized Directors
A corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115.

The board of directors of a corporation shall consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. DGCL Section 141.

The Nevada Articles of Incorporation provide that the number of directors may be increased or decreased from time to time by resolution of the Board, but the number of directors shall not be reduced to less than three (3). The Nevada Bylaws provide that the Board shall consist of at least three (3), but no more than nine (9) individuals.
The Delaware Certificate of Incorporation (which does not fix the number of directors) and the Delaware Bylaws do not change this statutory rule.

Filling Vacancies on the Board of Directors
All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. NRS 78.335.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of any resigning director or directors. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors,

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. DGCL Section 223.

The Nevada Articles of Incorporation provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or resolution of the Board, be filled only by a majority of the directors then in office, though less than a quorum. The Nevada Articles of Incorporation further provide that directors appointed by the Board to fill a vacancy shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been appointed expires.

The Delaware Certificate of Incorporation is consistent with the DGCL and is substantially similar to the Nevada Articles of Incorporation. However, as noted, we believe that the DGCL provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of directors.

Removal of Directors
Any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock, which voting standard may be increased above two-thirds in the articles of incorporation, but not reduced below two-thirds. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335.

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified as provided in DGCL Section 141(d), stockholders may effect such removal only for cause; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part. DGCL Section 141.

The Nevada Articles of Incorporation are consistent with the NRS and provide that any one or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote

The Delaware Certificate of Incorporation provides that directors of Seelos-Delaware may be removed, but only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

of the holders of at least 66-2/3% of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

The Nevada Bylaws are consistent with the NRS in providing that removal of a director requires the vote or written consent of stockholders representing not less than two-thirds of the voting power of the issued and outstanding shares entitled to vote.
the outstanding shares of capital stock of the Company entitled to vote at an election of directors.

Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141.

	The Nevada Bylaws are consistent with the NRS.	The Delaware Bylaws are consistent with the DGCL and are substantially similar to the Nevada Bylaws in regard to board and committee action by written consent.

Interested Party Transaction
Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if one of the following circumstances exists: (a) the director’s or officer’s interest in the contract or transaction is known to the board of directors, and the transaction is approved or ratified by the board of directors in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders,

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association or other entity in which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, shall be void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power (and the votes of the common or interested directors or officers must be counted); (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.

quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders. DGCL Section 144.

Nevada and Delaware law have similar statutes, but Delaware law will not provide additional provisions regarding a conflict of interest that was not known to a director or officer at the time the transaction is brought before the board of directors.

Stockholder Voting - Quorum
Unless the NRS, the articles of incorporation or bylaws otherwise provide for different proportions: (a) a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business; and (b) action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. NRS 78.320. Unless elected by written consent of the stockholders, or unless the articles of incorporation or the bylaws require more than a plurality of the votes cast, directors must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. NRS 78.330.

The certificate of incorporation or bylaws may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws: (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. DGCL Section 216.

The Nevada Bylaws are consistent with the NRS.
Consistent with the DGCL, the Delaware Bylaws state that the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business. The Delaware Bylaws and Nevada Bylaws are substantially similar with respect to quorum requirements.

Duration of Proxies
A proxy is effective only for a period of six months from the date of its creation, unless it otherwise provided by the stockholder in the proxy, which stated duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355.

A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule. The statutory default under the DGCL provides that proxies remain valid for a longer duration than the statutory default under the NRS.

Stockholder Vote for Mergers and	Under Nevada law, approval by the board of directors and a majority of outstanding	Under Delaware law, a majority of outstanding shares entitled to vote, as well

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Other Corporate Reorganizations
shares entitled to vote is required for a merger or a sale of all or substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares issued and issuable as a result of the merger will not exceed 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares issued and issuable as a result of the merger will not exceed 20% of the total number of participating shares outstanding immediately before the merger. NRS 92A.130.

as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251.

Neither the Nevada Articles of Incorporation nor the Nevada Bylaws change this statutory rule.
Neither the Delaware Certificate of Incorporation nor the Delaware Bylaws change this statutory rule. Nevada and Delaware law are substantially similar in regard to stockholder approval of mergers and other corporate reorganizations.

Special Meetings of Stockholders
Unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors, or the president may call annual and special meetings of the stockholders and directors. NRS 78.310
Special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. DGCL Section 211.

The Nevada Articles of Incorporation and Nevada Bylaws provide that a special meeting of the stockholders may be called only by the Chairperson of the Board or the President, or by the Board acting pursuant to a resolution adopted by a majority of the total number of authorized

The Delaware Certificate of Incorporation and Delaware Bylaws state that special meetings of the stockholders may be called at any time only by the Board, the chairperson of the Board, the chief executive officer or the president (in the absence of a chief executive officer), and

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
	directors, whether or not there exist any vacancies in previously authorized directorships.	may not be called by any other person or persons. The Delaware Certificate of Incorporation and Delaware Bylaws are substantially similar to the Nevada Articles of Incorporation and Nevada Bylaws.

Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws otherwise provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power or such proportion of voting power as is required for such an action at a meeting. NRS 78.320.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires that the corporation give prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and Delaware Bylaws do not allow stockholders to act by written consent, and therefore differ from the Nevada Bylaws.

Advance Notice Provisions
Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of and information requirements for business or stockholder proposals to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors.
Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

The Nevada Bylaws provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the pending annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth (90th) day prior to such pending

The Delaware Bylaws provide that advance notice of a stockholder’s proposal or director nominee must be delivered to, or mailed and received by the secretary at, the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

annual meeting and not later than the close of business on the later of (i) the sixtieth (60th) day prior to such pending annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

one hundred twentieth (120th) day prior to such annual meeting and not later than the later of the close of business on (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Effect of Failure to Hold an Annual Meeting of Stockholders
If a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding stock entitling them to exercise at least 15% of the voting power. NRS 78.345.

If an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL Section 211.

The Nevada Bylaws do not change this statutory rule.
The Delaware Bylaws do not change this statutory rule. As between Nevada law and Delaware law, Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Also, Nevada law requires that application be made by a stockholder holding at least 15% of the voting power; whereas, Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings
Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time or place, notice need not be delivered of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned or postponed meeting, notice of the adjourned or postponed meeting must be delivered to each stockholder of record as of the new record date. The board of directors must fix a new record date if the meeting is

If a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222.

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting. NRS 78.370.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule.

Limitation on Director Liability
Under Nevada law, except as provided in the NRS or unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the trier of fact determines that the presumption that such director or officer acted in good faith is rebutted and it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for monetary damages for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction from which the director derived an improper personal benefit. DGCL Section 102.

The Nevada Articles of Incorporation provide that a director shall have no personal liability for damages for breach of fiduciary duty as a director, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of dividends in violation of the applicable statutes of Nevada; however, those provisions were adopted in 1996, prior to the October 2003 date set forth in NRS 78.138 and therefore the statutory provisions should govern. The Articles of Incorporation also provide that, if the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director shall be eliminated or limited to the fullest extent permitted by the NRS. The Nevada Bylaws do not change the statutory rule set forth in NRS 78.138.

Consistent with this statutory rule, the Delaware Certificate of Incorporation limits the personal liability of a director for monetary damages for any breach of fiduciary duty as permitted under the DGCL. Delaware law is more restrictive than Nevada law with respect to limiting or eliminating the personal liability of directors, and does not address exculpation of corporate officers as is expressly included in NRS 78.138.

Indemnification	NRS 78.7502 permits a corporation to indemnify, pursuant to that statutory provision, a present or former director,	A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

officer, employee or agent of the corporation, or of another entity or enterprise for which such person is or was serving in such capacity at the request of the corporation, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, except an action by or in the right of the corporation, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection therewith, arising by reason of such person's service in such capacity if such person (i) is not liable pursuant to NRS 78.138, or (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of actions brought by or in the right of the corporation, however, no indemnification pursuant to NRS 78.7502 may be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced to a director or officer by the corporation in accordance with the NRS, may be made by a corporation only as authorized in each specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. Such determination must be made (1) by the stockholders, (2) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (3) if a majority vote of a quorum completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL Section 145.

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (4) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. NRS 78.751 further provides that indemnification pursuant to NRS 78.7502 does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in the person's official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses, may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

The Nevada Articles of Incorporation provide that the Company shall provide indemnification consistent with the NRS and that such indemnification shall be against all loss, liability and expense (including attorneys’ fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeal.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Company shall provide indemnification consistent with the DGCL and that such indemnification shall be against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement actually and reasonably incurred. The indemnification provisions of the NRS and DGCL are substantially similar.

	The Nevada Bylaws mandate indemnification substantially similar to that contemplated by NRS 78.7502.	We expect to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Advancement of Expenses
Nevada law provides that unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. The articles of incorporation, bylaws or an agreement made by the corporation may also make such advancement mandatory upon receipt of an undertaking to repay as described above. NRS 78.751.

Delaware law provides that expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses (including attorneys’ fees) may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses. DGCL Section 145.

The Nevada Articles of Incorporation and the Nevada Bylaws mandate advancement of expenses upon receipt of an undertaking by or on behalf of the indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

The Delaware Bylaws provide that such expenses shall be paid by the Company in advance of the final disposition of such matter; provided, however, that to the extent required by law, such payment shall be made only upon receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced in the event that it is ultimately determined by final judicial decision form which there is no further right to appeal that such director or officer is not entitled to be indemnified by the Company. The Delaware Bylaws also provide that such advancement of expenses shall not be made if the Company determines that (a) such director or officer did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company, or (b) with respect to any criminal action or proceeding, such director or officer had reasonable cause to believe his or her conduct was unlawful.

Declaration and Payment of Dividends	Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to the holders of any class or	Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

series of the corporation’s shares, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved immediately after the time of the distribution, to satisfy the preferential rights upon such dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288.

distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170.

	The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL.

Business Combinations
Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder within two years after such person becomes an interested stockholder. Generally, an “interested stockholder” is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within two years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. A business “combination” is broadly defined and includes, among other transactions, a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to more than 5% of the consolidated assets of the corporation or the aggregate market value of the outstanding voting shares of the corporation or representing more than 10% of the earning power or net income of the corporation, the issuance or transfer of any shares of the corporation or a subsidiary of the corporation that have an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding voting shares of the

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation, any transaction which results in the issuance or transfer by the corporation or any direct or indirect majority-owned subsidiary of any stock of the corporation or of such subsidiary, certain transactions that would increase the interested stockholder’s proportionate share

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

corporation to the interested stockholder or its affiliate, the adoption of any plan or proposal for the liquidation or dissolution of the corporation under any agreement with the interested stockholder or any receipt of the benefit of any loan, advance, guarantee, pledge or other financial assistance or any tax credit or other tax advantaged provided by or through the corporation. This provision does not apply to a combination during the first two years after a person first became an interested stockholder if (i) the combination, or transaction by which the person first became an interested stockholder, is approved by the board of directors before the person first became an interested stockholder or (ii) the combination is approved by the board of directors and, at or after that time, the combination is approved at a meeting of the stockholders, and not by written consent, by the affirmative vote of the holders of stock representing at least 60% of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or its affiliates. After such two year period, business combinations remain prohibited unless (a) the combination, or transaction by which the person first became an interested stockholder, is approved by the board of directors before the person first became an interested stockholder, (b) the combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or its affiliates or (c) the combination meets certain fair value requirements specified in NRS 78.411 to 78.444, inclusive. NRS 78.411-78.444. These laws generally apply to Nevada corporations with 200 or more stockholders of record.

ownership in the corporation and any receipt of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any direct or indirect majority-owned subsidiary. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership. DGCL Section 203.

A Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws, but if such election is not made in the corporation's original articles of incorporation, the amendment (1) must be approved by the affirmative vote of the holders of stock

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule. Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

representing a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders or their affiliates and associates, and (2) is not effective until 18 months after the vote approving the amendment and does not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. We have not made such an election in our original articles of incorporation and the Nevada Articles of Incorporation do not include such an election.

higher and because the DGCL provisions provide a carve-out for a hostile acquirer who completes a successful tender offer to own at least 85% of the outstanding shares, the DGCL provides less protection from hostile counterparties than under the NRS.

Choice of Forum	The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.
The Delaware Certificate of Incorporation contains a provision regarding choice of forum, which provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company under Delaware law, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or the Delaware Bylaws, (d) any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, or (e) any other action asserting an “internal corporate claim,” as defined in Section 115 of the DGCL, in all cases subject to the Court of Chancery having personal jurisdiction over all indispensable parties named as defendants therein. Nothing in the choice of forum provision shall preclude stockholders that assert claims under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from bringing such claims in state or federal court, subject to applicable law. Any person or entity purchasing or

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

otherwise acquiring any interest in any shares of our capital stock shall be deemed to have notice of and consented to this provision.

This choice of forum provision is not intended to apply to any actions brought under the Securities Act or the Exchange Act. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. However, the Delaware Bylaws do not relieve us of our duties to comply with federal securities laws and the rules and regulations thereunder, and our stockholders will not be deemed to have waived our compliance with these laws, rules and regulations. The Delaware Bylaws also provide that any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed to have notice of and consented to this choice of forum provision.

These choice of forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our directors, officers or other employees, which may discourage lawsuits against us and our directors, officers and other employees. In addition, stockholders who do bring a claim in the Court of Chancery in the State of Delaware could face additional litigation costs in pursuing any such claim, particularly if they do not reside in or near Delaware. Furthermore, the enforceability of similar choice of forum provisions in other companies’ governing documents has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be inapplicable or unenforceable. If a court were to find the choice of forum provision to be inapplicable or unenforceable in an action,

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
we may incur additional costs associated with resolving the dispute in other jurisdictions, which could harm our results of operations.

Control Share Acquisition Statute
Under Nevada law, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person. The control share acquisition statutes apply only to an acquisition of a controlling interest in an issuing corporation (which means, as of any date, a Nevada corporation that then has 200 or more stockholders of record, at least 100 of whom have had addresses in Nevada appearing on the stock ledger of the corporation at all times during the 90 days immediately preceding such date, and which does business in Nevada directly or

Delaware does not have a similar statute, and consistent with Delaware law, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

Provision	NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

through an affiliated corporation), unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply. NRS 78.378-78.3793.

While the Nevada Bylaws were amended to include an opt-out provision under these control statutes in connection with the business combination of the Company with Seelos Therapeutics, Inc. in January 2019, neither the Nevada Articles of Incorporation nor the Nevada Bylaws contain any provisions generally pertaining to the acquisition of a controlling interest by the Company’s existing or future stockholders.

Dissenter’s Rights
Under the NRS, a stockholder is not entitled to dissenter’s rights in connection with a reincorporation by conversion if (1) the shares held by the stockholder prior to the conversion are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act, and (2) the shares held by the stockholder after the conversion are of a class or series which is such a “covered security.” Because our common stock is currently listed, and the shares of common stock of Seelos-Delaware will be listed, on the Nasdaq Capital Market, they satisfy the definition of “covered security” and stockholders will therefore not be entitled to dissenter’s rights in connection with the Reincorporation.
Required Vote and Recommendation of Board of Directors
Under Nevada law, the articles of conversion filed with the Nevada Secretary of State to give effect to the Reincorporation constitute an amendment to our Articles of Incorporation, which require the approval of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the outstanding shares in order to amend certain provisions of our Articles of Incorporation. As a result, and assuming that a quorum is present at the Annual Meeting, approval of this proposal requires at least sixty-six and two-thirds percent (66-2/3%) of the total outstanding shares of the Company’s common stock voting “FOR” Proposal No. 3 (meaning the number of shares voted “for” the proposal must be at least 66-2/3% of the total number of outstanding shares of the Company’s common stock). Abstentions from voting on the proposal and Broker Non-Votes will have the effect of votes “AGAINST” the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. In particular, our compensation program rewards financial, strategic and operational performance and the goals set for each performance category support our short and long-term plans.
We are requesting that our stockholders vote to approve the compensation of our Named Executive Officer (as defined below) as described below under the section titled “Executive Compensation” pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion following the compensation tables.
This advisory vote is generally referred to as a “say-on-pay vote” and is being provided pursuant to Section 14A of the Exchange Act. In accordance with the results of the advisory vote held at our 2019 annual meeting of stockholders on the frequency of future say-on-pay votes, we are conducting say-on-pay votes every year.
The Board is asking stockholders to cast an advisory (non-binding) vote FOR the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officer, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company’s proxy statement entitled “Executive Compensation,” is hereby APPROVED.”
Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officer and other executive officers.
Executive Officer and Director Interest
Our executive officer has an interest in this Proposal No. 4, as the compensation for our executive officer is subject to this vote.
Required Vote
Assuming that a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions from voting on the proposal and Broker Non-Votes will not be counted as votes cast and accordingly will have no effect upon the outcome of the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICER, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND NARRATIVE DISCUSSION WITHIN THE SECTION OF THIS PROXY STATEMENT ENTITLED “EXECUTIVE COMPENSATION”.

PROPOSAL NO. 5
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO A TOTAL NUMBER OF 240,000,000 SHARES
Our stockholders are being asked to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock. On March 26, 2021, the Board approved a proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 120,000,000 shares to 240,000,000 (the “Share Increase”). As of the close of business on the Record Date, there were 78,283,021 shares of Common Stock issued and outstanding, and 19,571,184 shares of Common Stock were reserved for issuance under long-term equity incentive plans, the employee stock purchase plan, convertible notes and warrants to purchase Common Stock. Accordingly, of the total number of shares of Common Stock currently authorized under our Articles of Incorporation, 22,145,795 shares of Common Stock remain available for issuance or may be reserved for issuance.
Form of the Amendment
The proposed amendment (the “Amendment”) would amend Paragraph A of Article FIFTH of our Articles of Incorporation to read in its entirety as follows:
“FIFTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000), consisting of two hundred forty million (240,000,000) shares of Common Stock, par value one-tenth of one cent ($0.001) per share (the “Common Stock”), and ten million (10,000,000) shares of preferred stock, par value one-tenth of one cent ($0.001) per share (the “Preferred Stock”).”
Background and Reasons for the Share Increase
The Articles of Incorporation currently authorize the issuance of up to 120,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of the close of business on the Record Date, there were 78,283,021 shares of Common Stock issued and outstanding, and 19,571,184 shares of Common Stock were reserved for issuance under long-term equity incentive plans, employee stock purchase plan, convertible notes and warrants to purchase Common Stock. Accordingly, of the total number of shares of Common Stock currently authorized under our Articles of Incorporation, 22,145,795 shares of Common Stock remain available for issuance or may be reserved for issuance.
If the Amendment is approved by stockholders, upon its effectiveness we will have a total of 240,000,000 authorized shares of Common Stock, with 78,283,021 shares of Common Stock issued and outstanding (as of the Record Date), and 19,571,184 shares reserved for issuance under long-term equity incentive plans, the employee stock purchase plan, convertible notes and warrants to purchase Common Stock, leaving available 142,145,795 shares of Common Stock authorized and unissued and not reserved for any specific purpose.
The Board recommends that stockholders approve this Amendment. Under applicable Nevada law, the affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock is required for approval of the Amendment. Abstentions from voting on this proposal and Broker Non-Votes will have the same effect as a vote against this Proposal No. 5.
Purpose of the Amendment
The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company by allowing the issuance of such shares without the expense and delay of another stockholder meeting.
At this time, the increase in authorized shares of Common Stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

Rights of Additional Authorized Shares
Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment will not alter the voting powers or relative rights of the Common Stock. In accordance with the Articles of Incorporation and the Nevada Revised Statutes, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Board pursuant to a certificate of designation.
Potential Adverse Effects of the Amendment
Adoption of the Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plan to issue shares from the additional authorized shares provided by the Amendment. However, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our Common Stock.
Potential Anti-Takeover Effects
By increasing the number of authorized but unissued shares of Common Stock, the Share Issuance could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Share Issuance could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of Common Stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of Common Stock seeking to obtain control of the Company. The issuance of Common Stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Amendment to effect the Share Increase as an anti-takeover measure, nor does the Board contemplate using the Share Increase in this manner at any time in the foreseeable future.
Appraisal or Dissenters’ Rights
Pursuant to the Nevada Revised Statutes, stockholders are not entitled to appraisal rights or dissenter’s rights with respect to the Amendment or the Share Increase.
Effectiveness of Amendment
If the Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State. If both Proposal No. 3 and this Proposal No. 5 are approved at the Annual Meeting, we will give effect to the Amendment and the Share Increase prior to the Reincorporation becoming effective, and as a result the number of authorized shares of Common Stock will increase to 240,000,000 shares from 120,000,000 shares, and the number of authorized shares of preferred stock will remain unchanged at 10,000,000 shares. If the Reincorporation becomes effective, all of our issued and outstanding shares of Common Stock at such time will be automatically converted into an equivalent number of issued and outstanding shares of common stock of Seelos-Delaware, without any action on the part of our stockholders. Immediately after giving effect to the Reincorporation, the number of issued and outstanding shares of capital stock of Seelos-Delaware will be identical to the number of shares of the Company’s capital stock issued and outstanding immediately prior to the effective time of the Reincorporation, and the number of authorized shares indicated in the Amendment will be reflected in the Delaware Certificate of Incorporation filed by the Company with the Secretary of State of the State of Delaware in connection with the Reincorporation.

Executive Officer and Director Interest
Our directors and executive officer do not have an interest in this Proposal No. 5.
Required Vote
Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total outstanding shares of Common Stock vote “for” this Proposal No. 5 (meaning the number of shares voted “for” the proposal must exceed 50% of the total number of outstanding shares of the Common Stock). Abstentions from voting on the proposal and Broker Non-Votes will have the same effect as a vote “against” this proposal. The approval of Proposal No. 5 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, it is unlikely that any Broker Non-Votes will result from this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

BOARD OF DIRECTORS AND COMMITTEES AND CORPORATE GOVERNANCE
Meetings of the Board
During fiscal 2020, the Board met seven times and acted by unanimous written consent four times. Each director attended at least 75% of the meetings of the Board and of the meetings of the committees of the Board on which they served during the periods that they served. Although we encourage directors to attend each annual meeting of stockholders, we have no formal policy requiring attendance by directors at annual stockholder meetings. All of the members of the Board serving at the time of our 2020 annual meeting of stockholders attended the 2020 annual meeting of stockholders.
Committees of the Board
There are currently three active committees of the Board: the Audit Committee, the Corporate Governance/Nominating Committee and the Compensation Committee. Below are descriptions of our three active Board committees.
The Audit Committee regularly meets with our financial and accounting management and independent auditors and is responsible for the selection and engagement of our independent auditors. Additionally, the Audit Committee reviews with the independent auditors the scope and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors and reviews the adequacy of the internal accounting controls. The Audit Committee acts under a written charter, a copy of which is available on our website at www.seelostherapeutics.com/corporate-governance/. During fiscal 2020, the Audit Committee met five times and did not take any actions by unanimous written consent. As of the Record Date, the Audit Committee consisted of, Daniel J. O’Connor, J.D. (Chair), Brian Lian, Ph.D. and Judith Dunn, Ph.D., none of whom was an employee of us and each of whom met the applicable independence standards promulgated by the Nasdaq Marketplace and those of the SEC. The Board has also determined that Mr. O’Connor qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of the SEC’s Regulation S-K.
The Corporate Governance/Nominating Committee makes recommendations to the Board regarding the election of directors, as well as providing guidance and oversight on matters relating to corporate governance. During fiscal 2020, the Corporate Governance/Nominating Committee met one time and did not take any actions by unanimous written consent. As of the Record Date, the Governance/Nominating Committee consisted of Brian Lian, Ph.D. (Chair) and Judith Dunn, Ph.D., neither of whom was an employee of us and each of whom met the independence requirements of the Nasdaq Marketplace. The Corporate Governance/Nominating Committee acts under a written charter, which is available on our website at www.seelostherapeutics.com/corporate-governance/. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director, and as of the Record Date we have not received any nominees for director from any stockholder or stockholder group for the Annual Meeting in accordance with the nominating procedures set forth in our Bylaws and the charter for our Corporate Governance/Nominating Committee.
The Compensation Committee determines compensation levels for our executive officers, implements incentive programs for officers, directors and consultants, and administers our equity compensation plans. During fiscal 2020, the Compensation Committee met three times and acted by unanimous written consent four times. As of the Record Date, the Compensation Committee consisted of Brian Lian, Ph.D. (Chair) and Daniel J. O’Connor, J.D., neither of whom was an employee of us and each of whom met the independence requirements of the Nasdaq Marketplace and those of the SEC. The Compensation Committee acts under a written charter, a copy of which is posted on our website at www.seelostherapeutics.com/corporate-governance/. Our independent compensation consultants, as well as executive officers and management play important roles in making recommendations and formulating compensation plans for our employees, including the Named Executive Officer. Beginning 2018, the Compensation Committee determined to engage Radford, an AON Hewitt company, as its independent compensation consultant to provide compensation consulting services. Specifically, for 2019 and 2020, the Compensation Committee requested Radford to advise it on a variety of compensation related issues, including compiling, analyzing and presenting third-party survey data regarding the compensation of executives and directors at comparable companies. Radford did not provide any other services to us in 2019 or 2020 beyond its engagement as an advisor to the Compensation Committee on executive compensation and director compensation matters. After review, the Compensation Committee has determined that there is no conflict of interest resulting from retaining Radford currently or during the year ended December 31, 2020. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1.
The Compensation Committee may delegate authority for day-to-day administration and interpretation of our various compensation plans, including the selection of participants, the determination of award levels and the approval of award documents to our non-officer employees. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of our Named Executive Officer. Compensation recommendations and performance assessments of Named Executive Officers from our Chief Executive Officer are considered by the Compensation Committee in determining the total compensation packages for Named Executive Officer (excluding the Chief Executive Officer). The Chief Executive Officer is not present for any discussions relating to his compensation.
Director Nominations and Stockholder Communications
Our Corporate Governance/Nominating Committee considers candidates for the Board submitted in writing to the Chair of the committee. Candidates may be submitted by our executive officers, current directors, search firms engaged by the Corporate Governance/Nominating Committee, and subject to the conditions described below, by a stockholder. Information with respect to any proposed candidate shall be provided in writing to the Chair of the Corporate Governance/Nominating Committee at Seelos Therapeutics, Inc., 300 Park Avenue, 2nd Floor, New York, New York 10022. A nominating stockholder shall provide evidence that he, she or it is a stockholder (including information relating to all shares deemed beneficially held by the nominating stockholder) and shall provide the name of the Board candidate(s), and such other information with respect to the nominee required under the rules and regulations of the SEC to be included in our proxy statement if such proposed candidate were to be included therein. In addition, the stockholder shall include a statement that the proposed candidate has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below.
There are currently no specific, minimum or absolute criteria for Board membership. Candidates are evaluated based upon a number of factors, including but not limited to independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. The Corporate Governance/Nominating Committee does not alter its evaluation practices with regard to potential Board candidates recommended by a stockholder.
Any other stockholder communications intended for our management or the Board shall be submitted in writing to the Chair of the Corporate Governance/Nominating Committee (at our Company’s address provided in this Proxy Statement) who shall determine whether to forward the communication, in his or her discretion and considering the identity of the submitting stockholder and the materiality and appropriateness of the communication.
Director Independence
Our Board has determined that each of Mr. O’Connor and Drs. Lian and Dunn met the definitions of independence under the Nasdaq Marketplace Rules and Section 10A-3 of the Exchange Act. Accordingly, all of our directors, other than our Chairman, Chief Executive Officer, President and Interim Chief Financial Officer, Dr. Mehra, and our former Chief Executive Officer and Secretary, Mr. Pascoe, are deemed to be independent.
Code of Ethics
We have adopted a Code of Ethics that applies to our Chief Executive Officer and to all of our directors and employees. The Code of Ethics, as amended and restated, is available in the Corporate Governance section of the Investors page on our website at www.seelostherapeutics.com/corporate-governance/. We will disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.
Board Leadership Structure
Our board believes that our Chief Executive Officer, Dr. Mehra, is best situated to serve as chairman of the Board because he is the director who is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and Chief Executive Officer facilitates information flow between management and the Board, which is essential to effective governance. The Board does not currently have a lead independent director. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Board’s Role in Risk Oversight
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including, but not limited to, risks relating to product candidate development, technological uncertainty, dependence on clients and collaborative partners, uncertainty regarding patents and proprietary rights, comprehensive government regulations, marketing or sales capability or experience, business integration and dependence on key personnel. Management is responsible for the day-to-day management of the risks we face, while our Board as a whole and through its committees, is responsible for the oversight of risk management. Our Board believes its administration of its risk oversight function has not affected its leadership structure.
Board oversight is conducted primarily through committees of the Board, including the Audit Committee, Compensation Committee and the Corporate Governance/Nominating Committee. However, the full Board has retained responsibility for general risk oversight. Our Board satisfies this responsibility, in part, through reports by each committee chair regarding the committee’s considerations and actions. The Board also has the responsibility of ensuring compliance with the risk management processes designed and implemented by management, which it satisfies through reports directly from the officer responsible for oversight of particular risks within our Company. The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Compensation Committee Interlocks and Insider Participation
During the last completed fiscal year, no member of the Compensation Committee was a current or former officer or employee of our Company. None of our executive officers served as a member of the Compensation Committee (or board of directors serving the compensation function) of another entity where such entity’s executive officers served on our Compensation Committee. None of our executive officers served as a director of another entity whose executive officers served on our Compensation Committee. Moreover, none of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) of another entity where such entity’s executive officers served on our Board.

EXECUTIVE OFFICER
As of the date of this proxy, our current executive officer and his age and positions are set forth in the following table.
Name	Age	Position
Raj Mehra, Ph.D.	61	Chairman, Chief Executive Officer, President and Interim Chief Financial Officer
Raj Mehra, Ph.D. is our Chairman, Chief Executive Officer, President and Interim Chief Financial Officer. See “Class II Directors Continuing in Office until 2023” above for a discussion of Dr. Mehra’s business experience.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation paid by us during the years ended December 31, 2020 and 2019 to the only person who served as our principal executive officer during fiscal year 2020 (the “Named Executive Officer”):
Name and Position(s)	Year	Salary	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Raj Mehra, Ph.D., Chairman, Chief Executive Officer, President and Interim Chief Financial Officer(1)	2020	$475,000	$3,502,863	$237,500	$11,734	$4,227,097
	2019	$437,500	$—	$235,000	$5,250	$677,750
(1)	Dr. Mehra joined the Company effective January 24, 2019.
(2)
Represents the grant date fair value of the stock option awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These figures do not reflect the amortized compensation expense or value received by the officer in the year indicated or that may be received by the officer with respect to such equity awards.

(3)	Represents the bonus paid to the Named Executive Officer in cash in 2019 performance pursuant to our annual incentive program.
(4)	Dr. Mehra’s All Other Compensation in 2020 and 2019 consist of our matching and profit-sharing contribution to the 401(k) plan.
Narrative Disclosure to Summary Compensation Table
Base Salary
In general, the base salary for our Named Executive Officer is approved by the Compensation Committee and is initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience, prior salary and market pay levels. The base salary of our Named Executive Officer is approved and reviewed annually by our Compensation Committee and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our Company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Compensation Committee believes that other elements of the Named Executive Officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.
Our Named Executive Officer did not receive a base salary increase in 2019. Effective January 1, 2020, Dr. Mehra’s base salary increased from $437,500 to $475,000.
Annual Cash Incentive
We also generally provide executive officers with annual performance-based cash bonuses, which are specifically designed to reward executives for our overall performance in a given year. Corporate goals are established by the Compensation Committee with input from senior management and approved by the full Board.

The Compensation Committee considers our overall performance for the preceding fiscal year in deciding whether to award a bonus and, if one is to be awarded, the amount of the bonus. The annual cash bonus for each executive officer is based 100% on our overall performance. The Compensation Committee retains the ability to apply discretion in making adjustments to the final bonus payouts. The evaluation of our performance for 2020 bonus purposes was based on a qualitative evaluation for the named executive officer after the start of the fiscal year. For fiscal year 2020, the Compensation Committee evaluated Dr. Mehra’s performance and our performance, including the completion of three equity financings and one debt financing in 2020, the progress of our SLS-002, SLS-004, SLS-005 and SLS-007 programs, and the entry into certain collaboration and research agreements, and determined that Dr. Mehra should be paid his bonus at 100% of the targeted level.
The following table sets forth the target bonus for the executive officer for fiscal 2020 and resulting incentive payout, based on the level of achievement of the 2020 corporate goal:
Name	Title(s)	Fiscal Year 2020 Incentive Bonus Rate at Target	2020 Evaluation of Company Performance	Final Ratio Incentive Bonus as a Percentage of Base Salary	Fiscal 2020 Incentive Bonus Award
Raj Mehra, Ph.D.	Chairman, Chief Executive Officer, President and Interim Chief Financial Officer	50%	100%	50%	$237,500
Equity Compensation
The Compensation Committee considers equity incentives to be important in aligning the interests of our executive officers with those of our stockholders. As part of our pay-for-performance philosophy, our compensation program tends to emphasize the long-term equity award component of total compensation packages paid to our executive officers.
Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our Named Executive Officer through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our Named Executive Officer, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants. Based upon these factors, the Compensation Committee determines the size of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.
To reward and retain our Named Executive Officer in a manner that best aligns employees’ interests with stockholders’ interests, we have used stock options as the primary incentive vehicles for long-term compensation and may in the future use restricted stock unit awards. We believe that stock options and restricted stock unit awards are effective tools for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.
We have used stock options and restricted stock unit awards to compensate our Named Executive Officer both in the form of initial grants in connection with the commencement of employment and annual refresher grants. Annual grants of equity awards are typically approved by the Compensation Committee during the end of the last quarter, or the beginning of the first quarter, of each year. While we intend that the majority of equity awards to our employees be made pursuant to initial grants or our annual grant program, the Compensation Committee retains discretion to grant equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or for other circumstances recommended by management or the Compensation Committee. In 2020, we granted: (i) options to purchase 4,503,895 shares of our Common Stock under our Amended and Restated 2012 Stock Long Term Incentive Plan, as amended (the “Amended and Restated 2012 Plan”) to our employees, including grants of options to purchase 3,013,262 shares of our Common Stock to our Named Executive Officer; (ii) options to purchase 104,000 shares of our Common Stock under the Amended and Restated 2012 Plan to our non-employee directors pursuant to our non-employee director compensation policy; and (iii) options to purchase 120,000 shares of our Common Stock under our 2019 Inducement Plan (the “Inducement Plan”) to certain new employees. We did not grant any restricted stock unit awards in 2020. Our Named Executed Officer did not receive any equity awards in 2019. In order to compensate him fairly for the time, effort and accountability required of an executive officer and align his interests with our stockholders, the Compensation Committee approved two grants of options to purchase 731,000 shares and 2,282,262 shares of our Common Stock, respectively, to our Named Executive Officer in 2020.
The exercise price of each stock option grant is the fair market value of our Common Stock on the grant date. Time-based stock option awards granted to our Named Executive Officer generally vest over a four-year period as follows: 25% of the shares underlying the option vest on the first anniversary of the date of the vesting commencement date and the remainder of the shares underlying the option vest in equal monthly installments over the remaining 36 months thereafter. From time to time, our Compensation Committee may, however, determine that a different vesting schedule is appropriate. We do not have any stock ownership requirements for our Named Executive Officer.
Employee Benefit Program
Our Named Executive Officer is eligible to participate in all of our employee benefit plans, including medical, dental, vision, group life, disability and accidental death and dismemberment insurance, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan (401(k) Plan) is a tax-qualified retirement savings plan, pursuant to which eligible employees can begin to participate immediately upon employment. The 401(k) Plan elective deferrals and employer contributions are subject to compensation limitations and annual maximum contribution limits as governed by Internal Revenue Service. Employees are eligible to defer up to 100% of compensation and we make safe harbor matching contributions of 100% match of first 3% of compensation contributed, then 50% match of next 2% of compensation contributed.
Outstanding Equity Awards as of December 31, 2020
Our Named Executive Officer held the following outstanding equity awards as of December 31, 2020:
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Non-Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Raj Mehra Ph.D.	January 6, 2020(1)	—	731,000	$1.42	1/6/2030
	June 11, 2020(2)	—	2,282,262	$1.08	6/11/2030
(1)	1/4th of the shares subject to the option vested on January 6, 2021, and 1/48th of the shares subject to the option vest monthly thereafter.
(2)	1/4th of the shares subject to the option will vest on June 11, 2021, and 1/4th of the shares subject to the option vest annually thereafter.
Payments Upon Termination or Change In Control
We have entered into an employment agreement with our Named Executive Officer. This agreement sets forth the individual’s base salary, annual incentive opportunities, equity compensation and other employee benefits, which are described in this Executive Compensation section. The employment agreement provides for “at-will” employment, meaning that either party can terminate the employment relationship at any time, although our agreement with our Named Executive Officer provides that the Named Executive Officer would be eligible for severance benefits in certain circumstances following a termination of employment without cause. Our Compensation Committee approved the severance benefits to mitigate certain risks associated with working in a biopharmaceutical company at our current stage of development and to help attract and retain our Named Executive Officer.

Raj Mehra, Ph.D.
On March 20, 2019, we entered into an employment agreement with Raj Mehra, Ph.D. (the “2019 Employment Agreement”), pursuant to which Dr. Mehra will serve as our President, Chief Executive Officer, Chairman of the Board and Interim Chief Financial Officer. Dr. Mehra’s employment is for an initial term of three years and will be on an “at will” basis.
Pursuant to the 2019 Employment Agreement, if Dr. Mehra is terminated by us without cause or by Dr. Mehra for good reason (a “Covered Termination”) outside of the period commencing three months prior to a change in control and ending 12 months after a change in control (a “Change in Control Period”), we will pay to Dr. Mehra an amount equal to the sum of his annual base salary and the annual bonus earned by Dr. Mehra for the fiscal year immediately preceding the fiscal year in which the termination occurs, and a pro-rata portion of his earned annual bonus for the fiscal year in which the termination occurs. Additionally, the vesting of any outstanding equity awards that are scheduled to vest solely subject to continued service or employment shall accelerate so that such awards shall be vested to the same extent as if Dr. Mehra had provided an additional 12 months of service from the date of his termination. We will also either continue to provide Dr. Mehra and his dependents coverage under our group health plan at our sole expense or reimburse Dr. Mehra for such coverage for twelve months from the date of termination.
The 2019 Employment Agreement also provides that if Dr. Mehra experiences a Covered Termination during a Change in Control Period, we will pay to Dr. Mehra an amount equal to 1.5 times the sum of his annual base salary and the annual bonus earned by Dr. Mehra for the fiscal year immediately preceding the fiscal year in which the termination occurs, and a pro-rata portion of his earned annual bonus for the fiscal year in which the termination occurs. Additionally, the vesting of any outstanding equity awards that are scheduled to vest solely subject to continued service or employment shall accelerate so that such awards shall be fully vested. We will also either continue to provide Dr. Mehra and his dependents coverage under our group health plan at our sole expense or reimburse Dr. Mehra for such coverage for twelve months from the date of termination.

DIRECTOR COMPENSATION
We have adopted a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive cash and equity compensation.
On March 20, 2019, the Compensation Committee approved a non-employee director compensation policy governing the compensation for our non-employee directors (the “Non-Employee Director Compensation Policy”), authorizing the payment of an annual retainer of $40,000 for service on the Board, an annual retainer of an additional $40,000 for service as the chairperson of the Board, an annual retainer of $15,000 for service as the chairperson of the Audit Committee, an annual retainer of $7,000 for service as a member of the Audit Committee (excluding the chairperson of the committee), an annual retainer of $12,000 for service as the chairperson of the Compensation Committee, an annual retainer of $5,000 for service as a member of the Compensation Committee (excluding the chairperson of the committee), an annual retainer of $8,000 for service as the chairperson of the Corporate Governance/Nominating Committee and an annual retainer of $3,000 for service as a member of the Corporate Governance/Nominating Committee (excluding the chairperson of the committee), and equity compensation in the form of an option to purchase 24,000 shares of our Common Stock upon election or appointment to the Board (the “Initial Grants”) and an annual option to purchase 16,000 shares of our Common Stock (the “Annual Grants”). All equity awards will be granted pursuant to our Amended and Restated 2012 Stock Long Term Incentive Plan, as may be amended, restated or superseded. The Initial Grants will vest at rate of one-third of the shares subject to the option on the one-year anniversary of the date of grant and 1/36th of the shares subject to the option on a monthly basis over the following 24 months. The Annual Grants will vest at a rate of 1/12th per month from the date of grant.
Non-Employee Director Compensation for 2020
Below is a summary of the non-employee director compensation paid in fiscal 2020:
Name	Cash Compensation(1)	Option Grants(2)	Total
Richard W. Pascoe	$40,000	$18,160	$58,160
Brian Lian, Ph.D.	$67,000	$18,160	$85,160
Daniel J. O’Connor, J.D.	$59,271	$18,160	$77,431
Judith Dunn, Ph.D.(3)	$31,557	$31,827	$63,384
Dr. Robin L. Smith(4)	$19,322	$18,160	$37,482
(1)	Includes the value of the annual retainers payable to our non-employee directors.
(2)
Represents the grant date fair value of the stock options granted in 2020, computed in accordance with FASB ASC Topic 718. As of December 31, 2020, each of our non-employee directors held stock options to purchase the following number of shares of our common stock: Mr. Pascoe, options to purchase 56,000 shares; Dr. Lian, options to purchase 56,000 shares; Mr. O’Connor, options to purchase 56,000 shares; and Dr. Dunn, options to purchase 40,000 shares.

(3)	Dr. Dunn was appointed to our Board on May 15, 2020.
(4)
On March 27, 2020, Dr. Robin L. Smith informed the Company that she decided not to stand for re-election to the board at the 2020 annual meeting of the stockholders. Dr. Smith’s term ended immediately after the completion of the 2020 annual meeting of the stockholders on May 15, 2020.

On March 15, 2021, the Compensation Committee revised our Non-Employee Director Compensation Policy, effective as of April 1, 2021, to increase the cash portion of the annual retainer payable to our non-employee directors and to increase the number of shares of our Common Stock issuable to our non-employee directors pursuant to the Initial Grant and the Annual Grants. Effective April 1, 2021, our non-employee directors are entitled to an annual retainer of $40,000 for service on the Board, an annual retainer of an additional $40,000 for service as the chairperson of the Board, an annual retainer of $15,000 for service as the chairperson of the Audit Committee, an annual retainer of $7,500 for service as a member of the Audit Committee (excluding the chairperson of the committee), an annual retainer of $12,000 for service as the chairperson of the Compensation Committee, an annual retainer of $6,000 for service as a member of the Compensation Committee (excluding the chairperson of the committee), an annual retainer of $8,000 for service as the chairperson of the Corporate Governance/Nominating Committee and an annual retainer of $4,000 for service as a member of the Corporate Governance/Nominating Committee (excluding the chairperson of the committee), and equity compensation in the form of an option to purchase 42,000 shares of our Common Stock (subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions) upon election or appointment to the Board and an annual option to purchase 28,000 shares of our Common Stock (subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions).

EQUITY COMPENSATION PLAN INFORMATION
The following table gives information as of December 31, 2020 about shares of our Common Stock that may be issued upon the exercise of options under our existing equity compensation plans:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)
Equity compensation plans approved by security holders(3)(4)	4,871,476	$2.01	3,181,105
Equity compensation plans not approved by security holders(5)	248,101	$1.19	782,715
Total	5,119,577	$1.97	3,963,820
(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2020.
(2)
Consists entirely of shares of Common Stock that remain available for future issuance under the Inducement Plan, the 2020 Employee Stock Purchase Plan (the “ESPP”) and the Amended and Restated 2012 Plan as of December 31, 2020.

(3)
Consists of options outstanding as of December 31, 2020 under Amended and Restated 2012 Plan and the NexMed, Inc. 2006 Stock Incentive Plan, and shares of Common Stock that remain available for future issuance under the ESPP.

(4)
The number of shares of Common Stock available for issuance under the Amended and Restated 2012 Plan will increase automatically on January 1st of each year, beginning January 1, 2020 and ending on (and including) January 1, 2029 by the lesser of (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, and (b) a number of shares of Common Stock set by the Board on or prior to each such January 1. On January 1, 2021 and each January 1 thereafter through January 1, 2030, the number of shares available for issuance under the ESPP shall be cumulatively increased by the lesser of (i) 1% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31, and (ii) such number of shares as determined by the Board or the Compensation Committee.

(5)	Consists of the Inducement Plan and the Seelos Therapeutics, Inc. 2016 Equity Incentive Plan.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website at www.seelostherapeutics.com/corporate-governance/. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and applicable SEC rules.
The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
Throughout the year, the Audit Committee monitors matters related to the independence of the Company’s independent registered public accounting firm. As part of its monitoring activities, the Audit Committee reviews the relationships between the independent registered public accounting firm and the Company. After reviewing the relationships and discussing them with both management and the Company’s independent registered public accounting firm, the Audit Committee discussed the independent registered public accounting firm’s overall relationship with the Company, as well as its objectivity and independence. Based on its review, the Audit Committee is satisfied with the independent registered public accounting firm’s independence.
The Company’s independent registered public accounting firm also has confirmed to the Audit Committee in writing, as required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding its communications with the Audit Committee concerning independence, that, in its professional judgment, it is independent of the Company under all relevant professional and regulatory standards.
The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed with the Audit Committee by the applicable requirements of the PCAOB and the SEC.
In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Audit Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Submitted by the Audit Committee of the Board of Directors

Daniel J. O’Connor, J.D. (Chair)
Brian Lian, Ph.D.
Dr. Judith Dunn

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review and Approval of Transactions with Related Persons
Our Board has adopted a written policy and procedures for review, approval and monitoring of transactions involving us and “related persons” (directors, director nominees, executive officers and stockholders owning 5% or greater of our outstanding Common Stock and immediate family members of any of the foregoing). The policy covers any related person transaction that meets the minimum threshold for disclosure in our proxy statement under our policy addressing the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). Related person transactions must be approved by the Board or by the Audit Committee consisting solely of independent directors, which will approve the transaction if they determine that it is in our best interests. The Board or Audit Committee will periodically monitor the transaction to ensure that there are no changes that would render it advisable for us to amend or terminate the transaction.
Transactions with Related Persons
The employment agreement we entered into with our Named Executive Officer provides for severance benefits in specified circumstances, as well as benefits in connection with a change in control. See the section of this Proxy Statement titled “Executive Compensation — Payments Upon Termination or Change In Control” for additional information about these arrangements.
Our Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the laws of the State of Nevada. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership, as of March 23, 2021, of Common Stock by (a) our Named Executive Officer and current directors individually, (b) our current directors and executive officer as a group and (c) each holder of more than 5% of our outstanding Common Stock.
Beneficial ownership and percentage ownership are determined in accordance with the Rule 13d-3 of the Exchange Act. Under these rules, shares of Common Stock issuable under stock options or warrants that are exercisable within 60 days of March 23, 2021 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrant(s), but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of Common Stock, except for those jointly owned with that person’s spouse.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class (%)(1)
Directors and Named Executive Officer(2)
Raj Mehra, Ph.D.(3)	3,256,928	4.1%
Daniel J. O’Connor, J.D., Director(4)	54,666	*
Brian Lian, Ph.D., Director(4)	54,666	*
Richard W. Pascoe, Director(5)	56,404	*
Judith Dunn, Ph.D., Director(4)	29,333	*
All current executive officer and directors as a group (five persons)(6)	3,451,997	4.4%
*	Denotes less than one percent.
(1)	Percentage ownership is calculated based on a total of 78,283,021 shares of Common Stock issued and outstanding as of March 23, 2021.
(2)	Unless otherwise indicated, the address for our executive officer and each of our directors is c/o 300 Park Avenue, 2nd Floor, New York, NY 10022.
(3)
Represents (i) 3,013,262 shares of Common Stock held directly by Dr. Mehra, and (ii) 243,666 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of March 23, 2021.

(4)	Comprised solely of shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of March 23, 2021.
(5)
Represents (i) 5,180 shares of Common Stock held directly by Mr. Pascoe, (ii) 59 shares of Common Stock issuable upon exercise of warrants that are exercisable within 60 days of March 23, 2021, and (iii) 51,165 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of March 23, 2021.

(6)	Comprised of shares beneficially owned by each of our directors, including Dr. Mehra, our Chairman, Chief Executive Officer, President & Interim Chief Financial Officer.

STOCKHOLDER PROPOSALS
Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2022 annual meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by our Company’s Secretary, on or before December 13, 2021.
Stockholders who intend to present a proposal or director nominee at the 2022 annual meeting of stockholders without inclusion of such proposal in our proxy materials for the 2022 annual meeting are required to provide notice of such proposal within the time periods and in the manner set forth in our bylaws and the Charter of the Corporate Governance/Nominating Committee, a copy of which is available on our corporate website at www.seelostherapeutics.com/corporate-governance/. Proposals of business to be conducted at the 2022 annual meeting, other than nominations for election of directors, must be submitted between February 20, 2022 and March 22, 2022, which are 90 and 60 days prior to the first anniversary of the 2021 annual meeting, provided, however, that in the event that the date of the pending annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such submission must be delivered not earlier than the 90th day prior to such pending annual meeting and not later than the close of business on the later of the 60th day prior to such pending annual meeting or the 10th day following the day on which a public announcement of the date of such annual meeting is first made. Director nominees must be submitted between December 13, 2021 and January 12, 2022, which are 120 and 90 days prior to the anniversary of the mailing date of the proxy materials for the 2021 Annual Meeting, provided that if the date of the 2022 annual meeting is advanced by more than 30 days or delayed by more than 60 days, notice must be delivered within 10 days after announcement of the 2022 annual meeting date is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Proposals and notices of intention to present proposals at the 2022 annual meeting should be addressed to the Secretary of Seelos Therapeutics, Inc., 300 Park Avenue, 2nd Floor, New York, NY 10022.
DELIVERY OF PROXY MATERIALS
In some cases, only one copy of this Proxy Statement or our 2020 Annual Report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or such Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements or annual reports may also request delivery of a single copy. To request separate or multiple delivery of these materials now or in the future, a stockholder may submit a written request to Secretary of Seelos Therapeutics, Inc., 300 Park Avenue, 2nd Floor, New York, New York 10022 or call (646) 293-2100. Please make your request no later than May 1, 2021 to facilitate timely delivery.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We have filed reports, proxy statements and other information with the SEC. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.
You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Secretary of Seelos Therapeutics, Inc., 300 Park Avenue, 2nd Floor, New York, New York 10022. You may also access these filings at our web site under the investor relations link at www.seelostherapeutics.com/sec-filings/.
OTHER MATTERS
The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.
It is important that proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via the Internet (www.proxyvote.com), by telephone (1-800-690-6903) or by executing and promptly returning the accompanying proxy card in the enclosed envelope. The deadline to vote by Internet or telephone is 11:59 P.M. Eastern Time on Thursday, May 20, 2021.
By Order of the Board of Directors,

Raj Mehra, Ph.D.
Chief Executive Officer

April 12, 2021
New York, New York

[FORM OF PROXY-FRONT SIDE OF TOP PORTION]
You are cordially invited to attend our
2021 Annual Meeting of Stockholders,
to be held virtually, via live webcast at
www.virtualshareholdermeeting.com/SEEL2021
at 8:00 a.m., Eastern time, on Friday, May 21, 2021.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, Proxy Card and Form 10-K are available at www.proxyvote.com.
[FORM OF PROXY-REVERSE SIDE OF TOP PORTION]

PROXY	PROXY
SEELOS THERAPEUTICS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoint(s) Raj Mehra, Ph.D., the lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Seelos Therapeutics, Inc. to be held virtually at www.virtualshareholdermeeting.com/SEEL2021 on Friday, May 21, 2021 at 8:00 a.m., Eastern time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.
In accordance with his discretion, said attorney and proxy is authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy, which may properly come before the meeting.
This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no instructions are given, the shares will be voted FOR the election of the nominees for director named on the reverse side and FOR Proposal Nos. 2, 3, 4 and 5. Any prior proxy is hereby revoked.
This proxy is governed by the laws of the State of Nevada.
Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

The Board of Directors recommends a vote FOR the election of the nominees for director named below, and FOR Proposal Nos. 2, 3, 4 and 5.
PROPOSAL NO. 1: To elect two Class II Directors, Raj Mehra, Ph.D. and Brian Lian, Ph.D., nominated by our Board of Directors, to serve until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified.
FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT:
PROPOSAL NO. 2: To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
FOR	AGAINST	ABSTAIN
PROPOSAL NO. 3: To approve the reincorporation of the Company from the State of Nevada to the State of Delaware.
FOR	AGAINST	ABSTAIN
PROPOSAL NO. 4: To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officer, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company’s Proxy Statement entitled “Executive Compensation.”
FOR	AGAINST	ABSTAIN
PROPOSAL NO. 5: To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock to a total of 240,000,000.
FOR	AGAINST	ABSTAIN
For address changes and/or comments, please check this box and write them on the back where indicated.

Please sign exactly as your name(s) appear(s) hereon.
When shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY DETACHABLE PROXY CARD
SEELOS THERAPEUTICS, INC.
300 Park Avenue, 2nd Floor
New York, NY 10022
VOTE BY INTERNET
Before the Meeting – Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, May 20, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During the Meeting – Go to www.virtualshareholdermeeting.com/SEEL2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 P.M. Eastern Time on Thursday, May 20, 2021. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Seelos Therapeutics, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood NY 11717.
Please detach here.

Appendix A
PLAN OF CONVERSION
OF
SEELOS THERAPEUTICS, INC.
(a Nevada Corporation)
TO
SEELOS THERAPEUTICS, INC.
(a Delaware Corporation)
This Plan of Conversion, dated as of ______________, 2021 (including all of the Exhibits attached hereto, this “Plan”), has been adopted by the Board of Directors of Seelos Therapeutics, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Seelos Therapeutics, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 92A.105 of the Nevada Revised Statutes, as amended (the “NRS”), and Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
RECITALS
WHEREAS, Seelos Therapeutics, Inc. is a corporation duly organized and existing under the laws of the State of Nevada (the “Converting Entity”);
WHEREAS, the Board of Directors of the Converting Entity has determined that it is advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to NRS 92A.120 and Section 265 of the DGCL;
WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity; and
WHEREAS, the Board of Directors of the Converting Entity has recommended that the stockholders of the Converting Entity approve this Plan, and will submit this Plan to the stockholders of the Converting Entity for approval, each in accordance with NRS 92A.120.
NOW, THEREFORE, the Converting Entity hereby sets forth this Plan as follows:
PLAN OF CONVERSION
1. Conversion.
(a) At the Effective Time (as defined below), and in accordance with the applicable provisions of NRS Chapter 92A and Section 265 of the DGCL, the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.
(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity at the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity at the Effective Time for any purpose of the laws of the State of Delaware.
(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.
(d) At the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Seelos Therapeutics, Inc.”
2. Filings. Unless otherwise terminated and abandoned in accordance with Section 9(b) of this Plan, as promptly as practicable following the approval of this Plan by the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to become effective by:
(a) signing and filing (or causing the signing and filing of) Articles of Conversion pursuant to the applicable provisions of NRS Chapter 92A, in the form of EXHIBIT A hereto (the “Articles of Conversion”), with the Nevada Secretary of State;
(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, in the form of EXHIBIT B hereto (the “Certificate of Conversion”), with the Secretary of State of the State of Delaware; and
(c) executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, in the form of EXHIBIT C hereto (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.
3. Effective Time. The Conversion shall become effective upon the last to occur of the effectiveness of the filing of the Articles of Conversion, the Certificate of Conversion and the Certificate of Incorporation (the time of effectiveness of the Conversion, the “Effective Time”).
4. Effect of Conversion.
(a) Effect on Common Stock. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of common stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).
(b) Effect on Outstanding Stock Options. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to purchase shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to purchase, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.
(c) Effect on Shares of Restricted Stock. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.
(d) Effect on Outstanding Convertible or Exchangeable Securities or Other Rights. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each convertible or exchangeable security or other right to acquire or receive shares of

Converting Entity Common Stock outstanding immediately prior to the Effective Time, including the shares of Converting Entity Common Stock issuable upon exchange of outstanding convertible notes, shall convert into an equivalent convertible or exchangeable security or other right to acquire or receive, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.
(e) Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.
(f) Effect on Employee Benefit, Equity Incentive or Other Similar Plans. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.
(g) Effect on Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the directors and officers of the Converting Entity shall be and constitute all of the directors and officers, respectively, of the Converted Entity.
5. Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of Section 368(a)(1)(F) of the Code.
6. Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers (or their authorized designees) are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.
7. Delaware Governing Documents. At the Effective Time, (a) the certificate of incorporation of the Converted Entity shall be the Certificate of Incorporation and (b) the bylaws of the Converted Entity shall be the Bylaws of Seelos Therapeutics, Inc., in the form of EXHIBIT D hereto.
8. Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement, substantially in the form of EXHIBIT E, hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.
9. Miscellaneous.
(a) Copy of Plan of Conversion. Following the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.
(b) Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

(c) Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein. For the avoidance of doubt, following the Conversion the Converted Entity will hold all of the rights and obligations of the Converting Entity under this Plan.
(d) Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Plan as of the date first written above.
SEELOS THERAPEUTICS, INC.

By:
Name:	Raj Mehra, Ph.D.
Title:	President and Chief Executive Officer
[Signature Page to Plan of Conversion]

Appendix B
STATE OF NEVADA
ARTICLES OF CONVERSION

OF

SEELOS THERAPEUTICS, INC.
(a Nevada Corporation)

TO

SEELOS THERAPEUTICS, INC.
(a Delaware Corporation)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)

Entity Name: Seelos Therapeutics, Inc.

Jurisdiction: Nevada
Entity Type*: Corporation

If more than one entity being acquired or merging please attach additional page.

2. Entity Information: (Resulting, Acquiring or Surviving)

Entity Name: Seelos Therapeutics, Inc.

Jurisdiction: Delaware
Entity Type*: Corporation

3. Plan of Conversion, Exchange or Merger: (select one box)

☐ The entire plan of conversion, exchange or merger is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)

4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

5. Effective Date and Time: (Optional)

Date:
Time:

(must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☒ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 2 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: Raj Mehra, Ph.D. Country: USA Care of: Seelos Therapeutics, Inc. Address: 300 Park Avenue, 12th Floor City: New York State: Ny Zip/Postal Code: 10022
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	 ** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☒ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Seelos Therapeutics, Inc. Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 3 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☐ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

Name of acquired/merging entity

X ______________________________
Signature (Exchange/Merger)　　Title　　Date

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Name of acquiring/surviving entity

X ______________________________
Signature (Exchange/Merger)　　Title　　Date

X ______________________________
Signature of Constituent Entity (Conversion)　　Title　　Date

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 4 of 4
Revised: 1/1/2019

Appendix C
STATE OF DELAWARE

CERTIFICATE OF CONVERSION

OF

SEELOS THERAPEUTICS, INC.

(a Nevada Corporation)

TO

SEELOS THERAPEUTICS, INC.

(a Delaware Corporation)
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
 PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW
1.	The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.
2.	The jurisdiction immediately prior to filing this Certificate is the State of Nevada.
3.	The date the Non-Delaware Corporation first formed is October 20, 1987.
4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Seelos Therapeutics, Inc.
5.	The name of the Corporation as set forth in the Certificate of Incorporation is Seelos Therapeutics, Inc.
IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the       day of      , 2021.
By:
Name:	Raj Mehra, Ph.D.
Title:	President and Chief Executive Officer
C-1

Appendix D
CERTIFICATE OF INCORPORATION

OF

SEELOS THERAPEUTICS, INC.
a Delaware corporation
FIRST: The name of the Corporation is Seelos Therapeutics, Inc.
SECOND: The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, State of Delaware 19808. The name of its registered agent at that address is Corporation Service Company.
THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 130,000,000 shares, consisting of (a) 120,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (b) 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).
The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.
A.	COMMON STOCK.
1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.
2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the General Corporation Law of the State of Delaware. There shall be no cumulative voting.
The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.
3. Dividends. Dividends may be declared and paid on the Common Stock if, as and when determined by the Board of Directors subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.
4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.
B.	PREFERRED STOCK.
Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.
FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders, directors or any other persons herein are granted subject to this reservation.
SIXTH: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.
SEVENTH:
1. Limitation of Personal Liability. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.
2. Indemnification. Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation is authorized to indemnify, to the fullest extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.
3. Amendment. A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such act or omission has occurred.
EIGHTH: This Article EIGHTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.
1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.
3. Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors to Class I, Class II or Class III.
4. Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class III shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class II shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.
5. Quorum. The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article EIGHTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.
6. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.
7. Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed but only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.
8. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.
9. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.
10. Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH.
NINTH: No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.
TENTH: Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.
ELEVENTH:
1. General. Unless a majority of the Board of Directors, acting on behalf of the Corporation, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation under Delaware law, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation or any of its directors, officers or other employees arising pursuant to any provision of the General Corporation Law of the State of Delaware, this Certificate of Incorporation or the Bylaws of the Corporation (in each case, as may be amended from time to time), (d) any action asserting a claim against the Corporation or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, or (e) any other action asserting an “internal corporate claim,” as defined in Section 115 of the General Corporation Law of the State of Delaware, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants. Nothing herein contained shall be construed to preclude stockholders that assert claims under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any successor thereto, from bringing such claims in state or federal court, subject to applicable law. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

2. Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 1 of this Article ELEVENTH is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 1of this Article ELEVENTH (an “Enforcement Action”), and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
3. Amendment. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.
4. Enforceability. If any provision of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable), and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
IN WITNESS WHEREOF, this Certificate of Incorporation has been executed by its duly authorized officer this       day of      , 2021.
Seelos Therapeutics, Inc.

By:
Name: Raj Mehra, Ph.D. Title: Chief Executive Officer & President

Appendix E
BYLAWS

OF

SEELOS THERAPEUTICS, INC.

(a Delaware corporation)

i

ii

BYLAWS
OF
SEELOS THERAPEUTICS, INC.
ARTICLE I - CORPORATE OFFICES
1.1	REGISTERED OFFICE.
The registered office of Seelos Therapeutics, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “certificate of incorporation”).
1.2	OTHER OFFICES.
The Corporation may have other offices at any place or places, either within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) shall from time to time determine or the business of the Corporation may from time to time require.
ARTICLE II - MEETINGS OF STOCKHOLDERS
2.1	PLACE OF MEETINGS.
Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.
2.2	ANNUAL MEETING.
The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.
2.3	SPECIAL MEETING.
A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer) of the Corporation, but such special meetings may not be called by any other person or persons.
Following determination of the time and place of the meeting, the secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.6. No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board, chairperson of the Board, chief executive officer or president may be held.
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.
(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in a notice of meeting given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board (or a committee thereof), or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.4 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.
(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the second sentence of Section 2.4(a) of these bylaws, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received by the secretary at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of the close of business on the ninetieth (90th) day prior to such annual meeting and the close of business on the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.
(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary of the Corporation shall set forth:
(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, without limitation, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);
(ii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including, without limitation, due to the fact that the values of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F) (x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Person, (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including, without limitation, their names), and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and
(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including, without limitation, the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including, without limitation, their names) in connection with the proposal of such business by such stockholder, (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (E) a representation whether the Proposing Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal, and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.
(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).
(e) A person shall be deemed to be “Acting in Concert” with another person for purposes of these bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.
(f) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for determining stockholders entitled to notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
(g) Notwithstanding anything in these bylaws to the contrary and except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, no business shall be conducted at an annual meeting except in accordance with this Section 2.4. The presiding officer of an annual meeting of stockholders shall have the power and duty (a) to determine that any business was not properly brought before the meeting in accordance with this Section 2.4 (including whether the stockholder or beneficial owner, if any, on whose behalf the business proposed to be brought before the annual meeting is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s business in compliance with such stockholder’s representation as required by clause (c)(iii)(E) of this Section 2.4); and (b) if any proposed business was not proposed in compliance with this Section 2.4 to declare to the meeting that any such business not properly brought before the meeting shall not be transacted.
(h) The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(i) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
(j) Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, except as provided under Rule 14a-8 under the Exchange Act, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting.
(k) Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.4; provided, however, that any references in these bylaws to the Exchange Act are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to this Section 2.4 (including paragraph (a)(iii) hereof), and compliance with paragraph (a)(iii) of this Section 2.4 shall be the exclusive means for a stockholder to submit business (other than, as provided in the first sentence of paragraph (h) of this Section 2.4, business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time).
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.
(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but, in the case of a special meeting, only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board or any committee thereof, or (ii) by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board to be considered by the stockholders at an annual meeting or special meeting.
(b) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 2.4(b) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Notwithstanding anything in this paragraph to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased effective after the time period for which nominations would otherwise be due under this Section 2.5(b) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.5(b) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to such position(s) as specified in the notice of the special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the later of the close of business on the ninetieth (90th) day prior to such special meeting and the close of business on the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(i) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary of the Corporation shall set forth:
(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);
(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure in clause (L) of Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Nominating Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner;
(iii) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including, without limitation, such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.4(e) of these bylaws), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, (D) a representation that the Nominating Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (E) a representation whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies or votes from stockholders in support of such nomination, and (F) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(g); and
(iv) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.
(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.
(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
(f) Notwithstanding anything in these bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2.5, except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act. The presiding officer at any meeting of stockholders shall have the power and duty to (a) determine that a nomination was not properly made in accordance with this Section 2.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination was made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nomination in compliance with such stockholder’s representation as required by clause (c)(iii)(E) of this Section 2.5); and (b) if any proposed nomination was not made in compliance with this Section 2.5 to declare such determination to the meeting that the defective nomination shall be disregarded.
(g) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.5) to the secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, service or action as a director that has not been disclosed to the Corporation, and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (and the beneficial owner, if different, on whose behalf the nomination is made) would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.
(h) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.
(i) Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS.
Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.
Notice of any meeting of stockholders shall be deemed given:
(a) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records; or
(b) if electronically transmitted, as provided in Section 8.1 of these bylaws.
An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
2.8	QUORUM.
Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.9	ADJOURNED MEETING; NOTICE.
When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for determining the stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for determining the stockholders entitled to notice of the adjourned meeting.
2.10	CONDUCT OF BUSINESS.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting and to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.11	VOTING.
The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.
Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. All other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall, unless a different or minimum vote is required by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon.
2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.
Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.
In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.14	PROXIES.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE.
The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders.

2.16	POSTPONEMENT, ADJOURNMENT AND CANCELLATION OF MEETING.
Any previously scheduled annual or special meeting of the stockholders may be postponed or adjourned, and any previously scheduled annual or special meeting of the stockholders may be canceled, by resolution of the Board.
2.17	INSPECTORS OF ELECTION.
Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.
ARTICLE III - DIRECTORS
3.1	POWERS.
Subject to the provisions of the DGCL and any limitations in the certificate of incorporation, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.
3.2	NUMBER OF DIRECTORS.
The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.
Except as provided in Section 3.4 of these bylaws, each director, including, without limitation, a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The Corporation may also have, at the discretion of the Board, a chairperson of the Board and a vice chairperson of the Board. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.
3.4	RESIGNATION AND VACANCIES.
Any director may resign at any time upon notice given in writing or by electronic transmission to the chairperson of the Board or the Corporation’s chief executive officer, president or secretary. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.
Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE.
The Board may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.
3.6	REGULAR MEETINGS.
Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board; provided that any director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.
3.7	SPECIAL MEETINGS; NOTICE.
Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.
Notice of the time and place of special meetings shall be:
(a) delivered personally by hand, by courier or by telephone;
(b) sent by United States first-class mail, postage prepaid;
(c) sent by facsimile; or
(d) sent by electronic mail, electronic transmission or other similar means, directed to each director at that director’s address, telephone number, facsimile number or electronic mail or other electronic address, as the case may be, as shown on the Corporation’s records.
If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile, or (c) sent by electronic mail or electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.8	QUORUM.
The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board pursuant to Section 3.2 of these bylaws shall constitute a quorum of the Board for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.9	BOARD ACTION BY CONSENT WITHOUT A MEETING.
Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10	FEES AND COMPENSATION OF DIRECTORS.
Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.
ARTICLE IV - COMMITTEES
4.1	COMMITTEES OF DIRECTORS.
The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.
4.2	COMMITTEE MINUTES.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3	MEETINGS AND ACTION OF COMMITTEES.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(a) Section 3.5 of these bylaws (place of meetings and meetings by telephone);
(b) Section 3.6 of these bylaws (regular meetings);
(c) Section 3.7 of these bylaws (special meetings and notice);
(d) Section 3.8 of these bylaws (quorum);
(e) Section 7.12 of these bylaws (waiver of notice); and
(f) Section 3.9 of these bylaws (action without a meeting),
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:
(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
(ii) special meetings of committees may also be called by resolution of the Board; and
(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions (or any part thereof) of these bylaws.
ARTICLE V - OFFICERS
5.1	OFFICERS.
The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chief executive officer, a chief financial officer or treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2	APPOINTMENT OF OFFICERS.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.
5.3	SUBORDINATE OFFICERS.
The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers shall hold office for such period, as is provided in these bylaws or as the Board may from time to time determine.
5.4	REMOVAL AND RESIGNATION OF OFFICERS.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.
Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5	VACANCIES IN OFFICES.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3 of these bylaws.
5.6	REPRESENTATION OF SHARES OF OTHER ENTITIES.
The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7	AUTHORITY AND DUTIES OF OFFICERS.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE VI - RECORDS AND REPORTS
6.1	MAINTENANCE OF RECORDS.
Subject to applicable law, the Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.
ARTICLE VII - GENERAL MATTERS
7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.
The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES; PARTLY PAID SHARES.
The shares of the Corporation shall be represented by certificates; provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
7.3	MULTIPLE CLASSES OR SERIES OF STOCK.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to the DGCL or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4	LOST CERTIFICATES.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation in accordance with applicable law. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
7.5	CONSTRUCTION; DEFINITIONS.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
7.6	DIVIDENDS.
The Board, subject to any restrictions contained in either (a) the DGCL or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.7	FISCAL YEAR.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.8	SEAL.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
7.9	TRANSFER OF STOCK.
Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. To the fullest extent permitted by law, no transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.10	STOCK TRANSFER AGREEMENTS.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
7.11	REGISTERED STOCKHOLDERS.
The Corporation, to the fullest extent permitted by law:
(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;
(b) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and
(c) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
7.12	WAIVER OF NOTICE.
Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - NOTICE BY ELECTRONIC TRANSMISSION
8.1	NOTICE BY ELECTRONIC TRANSMISSION.
Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:
(a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and
(b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.
However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
(c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and
(d) if by any other form of electronic transmission, when directed to the stockholder.
An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
8.2	DEFINITION OF ELECTRONIC TRANSMISSION.
For the purposes of these bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
ARTICLE IX - INDEMNIFICATION AND ADVANCEMENT
9.1	ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.
The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
9.2	ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION.
The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 9.2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including, without limitation, attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.
9.3	INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY.
Notwithstanding any other provisions of this Article IX, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of these bylaws, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified to the fullest extent permitted by law against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.
9.4	NOTIFICATION AND DEFENSE OF CLAIM.
As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 9.4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (a) the employment of counsel by Indemnitee has been authorized by the Corporation, (b) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation, or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article IX. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (b) above. The Corporation shall not be required to indemnify Indemnitee under this Article IX for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.
9.5	ADVANCE OF EXPENSES.
Subject to the provisions of Sections 9.4 and 9.6 of these bylaws, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article IX, any expenses (including, without limitation, attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter to the fullest extent permitted by law; provided, however, that, to the extent required by law, the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article IX or otherwise; and provided further that no such advancement of expenses shall be made under this Article IX if it is determined (in the manner described in Section 9.6 of these bylaws) that (a) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (b) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.
9.6	PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.
In order to obtain indemnification or advancement of expenses pursuant to Section 9.1, 9.2, 9.3 or 9.5 of these bylaws, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (a) the Corporation has assumed the defense pursuant to Section 9.4 of these bylaws (and none of the circumstances described in Section 9.4 of these bylaws that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (b) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 9.1, 9.2 or 9.5 of these bylaws, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 9.1 or 9.2 of these bylaws only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these bylaws, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion or (d) by the stockholders of the Corporation.
9.7	REMEDIES.
To the fullest extent permitted by law, the right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 9.6 of these bylaws that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification or advancement, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX. Indemnitee’s expenses (including, without limitation, attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification or advancement, in whole or in part, in any such proceeding shall also be indemnified by the Corporation to the fullest extent permitted by law. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.
9.8	LIMITATIONS.
Notwithstanding anything to the contrary in this Article IX, except as set forth in Section 9.7 of these bylaws, the Corporation shall not indemnify an Indemnitee pursuant to this Article IX in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board. Notwithstanding anything to the contrary in this Article IX, the Corporation shall not indemnify (or advance expenses to) an Indemnitee to the extent such Indemnitee is reimbursed (or advanced expenses) from the proceeds of insurance, and in the event the Corporation makes any indemnification (or advancement) payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification (or advancement) payments to the Corporation to the extent of such insurance reimbursement.
9.9	SUBSEQUENT AMENDMENT.
No amendment, termination or repeal of this Article IX or of the relevant provisions of the DGCL or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.
9.10	OTHER RIGHTS.
The indemnification and advancement of expenses provided by this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article IX shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification and advancement rights and procedures different from those set forth in this Article IX. In addition, the Corporation may, to the extent authorized from time to time by the Board, grant indemnification and advancement rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article IX.
9.11	PARTIAL INDEMNIFICATION.
If an Indemnitee is entitled under any provision of this Article IX to indemnification by the Corporation for some or a portion of the expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) or amounts paid in settlement to which Indemnitee is entitled.
9.12	INSURANCE.
The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

9.13	SAVINGS CLAUSE.
If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.
9.14	DEFINITIONS.
Terms used in this Article IX and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).
ARTICLE X - AMENDMENTS
Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.
CERTIFICATION
The undersigned, as the duly elected Secretary of Seelos Therapeutics, Inc., a Delaware corporation (the “Corporation”), does hereby certify that the foregoing Bylaws were adopted as the bylaws of the Corporation by the Board of Directors of the Corporation as of          , 2021.
Executed on , 2021
	Name:	Raj Mehra, Ph.D.
	Title:	Secretary

Appendix F

FORM OF

INDEMNIFICATION AGREEMENT

SEELOS THERAPEUTICS, INC.

FORM OF INDEMNIFICATION AGREEMENT
This Indemnification Agreement (“Agreement”) is made as of [     ], 20[  ] by and between Seelos Therapeutics, Inc., a Delaware corporation (the “Company”), and [    ], an individual (“Indemnitee”).
RECITALS
WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company;
WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and advancement of expenses to, Indemnitee to the maximum extent permitted by law;
WHEREAS, the Bylaws of the Company, as amended from time to time (the “Bylaws”) require, and the Certificate of Incorporation of the Company, as amended from time to time (the “Certificate” and together with the Bylaws, the “Charter Documents”) permit, indemnification of the officers and directors of the Company, and Indemnitee may also be entitled to indemnification pursuant to the General Corporation Law of the State of Delaware (the “DGCL”);
WHEREAS, the Charter Documents and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the board of directors, officers and other persons with respect to indemnification;
WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining on attractive terms liability insurance for the Company’s directors, officers, employees, agents and fiduciaries, the significant and frequent increases in the cost of such insurance and the general trend of insurance companies to reduce the scope of coverage of such insurance;
WHEREAS, the Company and Indemnitee further recognize the continuing risks of corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and scope of coverage of liability insurance provide increasing challenges for the Company;
WHEREAS, Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and available insurance as adequate under the present circumstances, and the Indemnitee and certain other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;
WHEREAS, this Agreement is a supplement to and in furtherance of the indemnification provided in the Charter Documents and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder;
WHEREAS, the board of directors of the Company (the “Board”) has determined that the increased difficulty in attracting and retaining highly qualified persons such as Indemnitee is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; [and]
[WHEREAS, Indemnitee has certain rights to indemnification and/or insurance provided by [    ] (“[    ]”) which Indemnitee and [    ] intend to be secondary to the primary obligation of the Company to indemnify Indemnitee as provided in this Agreement, with the Company’s acknowledgment and agreement to the foregoing being a material condition to Indemnitee’s willingness to serve or continue to serve on the Board; and]

WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;
NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:
Section 1. Services to the Company. Indemnitee will serve or continue to serve as a director or officer of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee is removed or terminated, as applicable, or tenders Indemnitee’s resignation. Indemnitee may tender the resignation at any time in Indemnitee’s sole and absolute discretion. Notwithstanding anything to the contrary in this Agreement, the Company and the Indemnitee acknowledge that the Indemnitee’s employment, if any, is and shall continue to be at-will, as defined under applicable law.
Section 2. Definitions
As used in this Agreement:
(a) “Change in Control” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
(b) “Corporate Status” describes the status of a person as a current or former member of the Company’s board of directors (“director”) or a current or former officer of the Company or a current or former director, manager, partner, officer, employee, agent or trustee of any other Enterprise.
(c) “Enterprise” shall mean the Company and any other corporation (other than the Company), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.
(d) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with defending, preparing to defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedes bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.
(e) “Independent Counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, selected by Indemnitee that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to indemnification matters), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
(f) “Losses” means any losses or liabilities including, without limitation, damages, judgments, fines, penalties, excise taxes, and amounts paid in settlement.
(g) The term “Proceeding” shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, formal or informal government or self-regulatory agency investigation or inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or is threatened to be involved as a party or otherwise by reason of the Indemnitee’s Corporate Status, by reason of any action taken, or failure to act, by Indemnitee or of any action taken, or failure to take action, on the Indemnitee’s part while acting as director or officer of the Company, or by reason the Indemnitee’s Corporate Status, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification, reimbursement, or any Advance of Expenses can be provided under this Agreement; provided, however, that the term “Proceeding” shall not include any action, suit or arbitration initiated by Indemnitee to enforce Indemnitee’s rights under this Agreement.
Section 3. Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the full extent permitted by the laws of the State of Delaware in effect on the date hereof, or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, against any and all Losses and Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Losses and Expenses) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, had no reasonable cause to believe that Indemnitee’s conduct was unlawful. Indemnitee shall not enter into any settlement in connection with such Proceeding without prior written consent of the Company, and the Company shall not be liable to indemnify Indemnitee under this Agreement for such settlement without prior written consent of the Company. The Company shall be permitted to enter into a settlement on behalf of Indemnitee in connection with such Proceeding except that such settlement shall not impose any penalty, adverse admission, or limitation on Indemnitee without Indemnitee’s prior written consent.
Section 4. Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified to the full extent permitted by the laws of the State of Delaware in effect on the date hereof, or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, against all Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company unless and only to the extent that the Delaware Court of Chancery (the “Delaware Court”) or any court in which the underlying Proceeding, whether brought by the Company or a third party, was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the Delaware Court or such other court shall deem proper, which determination shall, for the avoidance of doubt, satisfy the requirements of the immediately preceding sentence.

Section 5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Without limiting any other rights of the Indemnitee pursuant to this Agreement, (a) to the extent that Indemnitee is a party to or a participant in and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection therewith; and (b) if Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section the term “successful” shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of such Proceeding without any express finding of liability or guilt against Indemnitee, (ii) the expiration of 120 days after the making of such Proceeding without the institution of the same and without any promise or payment made to induce a settlement, or (iii) the settlement of such Proceeding pursuant to which the Indemnitee pays less than $10,000 irrespective of whether other parties make payments which may be deemed to be on behalf of Indemnitee.
Section 6. Indemnification For Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is or may reasonably expect to be, by reason of Indemnitee’s Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.
Section 7. Exclusions. Notwithstanding any provision in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any indemnity:
(a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to (i) any excess beyond the amount paid under any insurance policy or other indemnity provision or (ii) with respect to any insurance policy to the extent paid for by the Indemnitee, any increase in premiums resulting from the amount paid under such policy [provided that the foregoing shall not affect the rights of Indemnitee or the Secondary Indemnitors as set forth in Section 13(c)];
(b) for disgorgement or return of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law;
(c) for any claim, issue or matter initiated or brought by Indemnitee, except (i) with respect to counterclaims or affirmative defenses or to actions or proceedings brought to establish or enforce a right to receive Expenses or indemnification under this Agreement or any other agreement or insurance policy or under the Charter Documents now or hereafter in effect relating to indemnification or (ii) if the Board has approved the initiation or bringing of such claim;
(d) for which payment is prohibited by applicable law; or
(e) for any claim, issue or matter as to which Indemnitee shall have (a) entered a plea of guilty or nolo contendere to a felony or (b) received a final, unappealable judgment or verdict of guilty or its equivalent in any criminal proceeding.
Section 8. Advances of Expenses Prior to or During a Proceeding. The Company shall pay in advance, to the extent not prohibited by law, the Expenses incurred by Indemnitee in connection with any Proceeding prior to disposition of such Proceeding (an “Advance”). The Company shall pay from time to time any Advance within thirty (30) days after the receipt by the Company of a statement or statements requesting such Advance (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s (i) ability to repay the expenses, (ii) ultimate entitlement to indemnification under Sections 10 and 11 and the other applicable provisions of this Agreement, or (iii) entitlement to and availability of insurance coverage, including advancement, payment or reimbursement of defense costs, expenses of covered loss under the provisions of any applicable insurance policy (including, without limitation, whether such advancement, payment or reimbursement is withheld, conditioned or delayed by the insurer(s)). Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right to an Advance, whether such Expenses are incurred before or after the disposition of the Proceeding for which enforcement of this right to an Advance is pursued. The Indemnitee shall qualify for Advances upon the execution and delivery to the Company of this Agreement which shall constitute an undertaking providing that the Indemnitee undertakes to the fullest extent required by law to repay all Advances if and to the extent that it is determined by a court of competent jurisdiction, regardless of whether such determination is subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 7.
Section 9. Procedure for Notification. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request therefor specifying the Proceeding or basis for the claim, the amounts, if known, for which Indemnitee is seeking payment under this Agreement, and all documentation related thereto as reasonably requested by the Company that is reasonably available to Indemnitee; provided that documentation and information need not be so provided to the extent that the provision thereof would undermine or otherwise jeopardize attorney client privilege; provided the Company and Indemnitee shall cooperate in good faith with respect to protections to avoid the waiver of such privilege, including the use of joint defense agreements and similar arrangements. The failure by Indemnitee to timely notify the Company or provide such documentation shall not relieve the Company from any liability hereunder unless, and only to the extent that, the Company’s ability to participate in the defense of such claim was materially and adversely affected by such failure.
Section 10. Procedure to Determine Indemnification and Any Repayment of Advances After Disposition of a Proceeding.
(a) After the Indemnitee has made a written request for indemnification pursuant to Section 9, then promptly following disposition of a Proceeding, a determination with respect to Indemnitee’s entitlement to indemnification and to retain any Advances given to Indemnitee shall be made in the specific case by one of the following methods: (x) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board; or (y) if a Change in Control shall not have occurred, by majority vote of the directors who are neither parties nor threatened to be made parties, to any Proceeding, even though less than a quorum, or by a committee of such directors designated by majority vote of such directors, even though less than a quorum (in either case, the “Disinterested Directors”) or, if there are no Disinterested Directors, by Independent Counsel and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within thirty (30) days after such determination. Indemnitee shall cooperate with the Disinterested Directors or Independent Counsel, as applicable, making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to the Disinterested Directors or Independent Counsel, as applicable, upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the Disinterested Directors or Independent Counsel, as applicable, shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.
(b) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(a), the Independent Counsel shall be selected by the Board if a Change in Control shall not have occurred or, if a Change in Control shall have occurred, by Indemnitee. The Indemnitee or the Company, as the case may be, may within ten (10) days after written notice of such selection, deliver to the Company or the Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after the later of submission by Indemnitee of a written request for indemnification pursuant to Section 9(a) hereof, and the final disposition of the Proceeding, including any appeal therein, no Independent Counsel shall have been selected and not objected to, either the Company or the Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Indemnitee or the Company to the selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(a) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).
Section 11. Presumptions and Effect of Certain Proceedings.
(a) In making a determination with respect to entitlement to indemnification hereunder, the Disinterested Directors or Independent Counsel, as applicable, making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification. Neither the failure of the Company nor of the Disinterested Directors or Independent Counsel, as applicable, to have made a determination prior to the commencement of any Advance or indemnification action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company or by the Disinterested Directors or Independent Counsel, as applicable, that Indemnitee has not met such applicable standard of conduct, shall be a defense available to the Company to the Advance or indemnification action or create a presumption that Indemnitee has not met the applicable standard of conduct necessary to obtain an Advance or indemnification.
(b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of guilty or nolo contendere other than to a felony, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.
(c) For purposes of this Agreement, and without creating any presumption as to a lack of good faith if the following circumstances do not exist, Indemnitee shall be deemed to have acted in good faith (i) in any action that does not require, as an element of the claim or cause of action, the establishment of any state of mind inconsistent with a finding of good faith or (ii) if Indemnitee’s action or failure to act, is based on the records or books of account of the Company or other applicable Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Company or other applicable Enterprise in the course of their duties, or on the advice of legal counsel for the Company or other applicable Enterprise or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Company or other applicable Enterprise by an independent certified public accountant or by an appraiser, investment banker or other expert selected with reasonable care by the Company or the Board or any committee of the Board. The provisions of this Section 11(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.
(d) The knowledge and/or actions, or failure to act, of any director, officer, manager, partner, employee, agent or trustee of the Company, any subsidiary of the Company or any Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.
Section 12. Remedies of Indemnitee.
(a) Subject to Section 12(e), in the event that (i) a determination is made by the Disinterested Directors (and, for the avoidance of doubt, not by the Independent Counsel) pursuant to Section 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) any Advance of Expenses is not timely made pursuant to Section 10 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10(a) of this Agreement within sixty (60) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5 or 6 or the last sentence of Section 10(a) of this Agreement within thirty (30) days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or 4 of this Agreement is not made within thirty (30) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by the Delaware Court of Indemnitee’s entitlement to such indemnification or any Advance of Expenses. Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 12(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce Indemnitee’s rights under Section 5 of this Agreement. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.
(b) In the event that a determination shall have been made pursuant to Section 10(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall have the burden of proving Indemnitee is not entitled to indemnification or an Advance of Expenses, as the case may be.
(c) If a determination shall have been made pursuant to Section 10(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.
(d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. The Company shall indemnify Indemnitee against any and all Expenses which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or any Advance of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company only if Indemnitee ultimately is determined to be entitled to such indemnification, Advance of Expenses or insurance recovery, as the case may be, in the suit for which indemnification or an Advance is being sought.
(e) Notwithstanding anything in this Agreement to the contrary but without in any way limiting the Indemnitee’s right to Advances under Section 8, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the disposition of the Proceeding, including any appeal therein.
Section 13. Non-exclusivity; Survival of Rights; Insurance; Reasonable Assistance; Subrogation.
(a) No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that after the date of this Agreement a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or Advances of Expenses than would be afforded currently under the Charter Documents and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.
(b) The Company shall use commercially reasonable best efforts to (a) maintain an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other Enterprise and (b) to provide that until at least the sixth (6th) anniversary of the date of expiration of the Indemnitee’s period of service with the Company (the “Six-Year Period”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
(c) [The Company hereby acknowledges that Indemnitee has certain rights to Indemnification, advancement of expenses and/or insurance provided by [   ] and certain of its affiliates (collectively, the “Secondary Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Secondary Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of all Losses and Expenses, to the extent legally permitted and as required by the terms of this Agreement and the Charter Documents (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Secondary Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Secondary Indemnitors from any and all claims against the Secondary Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Secondary Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Secondary Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Secondary Indemnitors are express third party beneficiaries of the terms of this Section 13(c).]
(d) Indemnitee hereby agrees that during the Six-Year Period he or she shall provide reasonable assistance to the Company in investigating, responding to, pursuing, or defending against a Proceeding, including the giving of truthful oral or written testimony, provided that (x) the Company compensates the Indemnitee at a daily rate commensurate with the Indemnitee’s final salary with the Company (or in the case of a former director of the Company a cash per diem determined by the Board in its sole discretion but in no event less than the then actual cash rate payable to directors per Board ordinary meeting or if no such rate, the recurring annual cash rate divided by the number of ordinary Board meetings) for all time spent by the Indemnitee at the Company’s request on such assistance; and (y) the Indemnitee’s cooperation does not waive or impair her or his rights under the Fifth Amendment to the United States Constitution, or any like privilege or immunity against self-incrimination; provided further, that an assertion of such privilege or immunity shall not create a presumption that the Indemnitee has not met an applicable standard of conduct.
(e) [Except as provided in paragraph (c) above,] [i/I]n the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee [(other than against the Secondary Indemnitors)], who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.
(f) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which any Advances are provided hereunder) if and to the extent that Indemnitee has otherwise actually received such payment under any other indemnification or contribution agreement or any insurance policy, contract, agreement or otherwise except, with respect to any insurance policy to the extent paid for by the Indemnitee, any increase in premiums resulting from the amount paid under such policy.
(g) The Company’s obligation to provide indemnification or any Advance of Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or an Advance of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Section 14. Survival; Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in Corporate Status even though Indemnitee may have ceased to serve in such capacity at the time of any Proceeding.
Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.
Section 16. Enforcement; Entire Agreement.
(a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a director or officer of the Company, as applicable, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company, as applicable.
(b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Charter Documents and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.
Section 17. Modification and Waiver. No supplement, modification, waiver, or amendment of this Agreement or any provisions of this Agreement shall be binding unless executed in writing by the parties thereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver. No supplement, modification or amendment of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such supplement, modification or amendment.
Section 18. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or any Advance of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

Section 19. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed or (d) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day:
(a) If to Indemnitee, at such address as Indemnitee shall provide to the Company.
(b) If to the Company to:
Seelos Therapeutics, Inc.
300 Park Avenue, 12th Floor
New York, NY 10022
Attn: [Chief Executive Officer][Chairperson of the Board of Directors]
Email: ***
or to any other address as may have been furnished to Indemnitee by the Company.
with a copy to (which shall not constitute notice):
Paul Hastings LLP
1117 S. California Avenue
Palo Alto, CA 94304
Attn: Jeffrey T. Hartlin
Email: jeffhartlin@paulhastings.com
Section 20. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever other than under the express limitations set forth in this Agreement, the Company, in lieu of indemnifying Indemnitee, shall, upon approval or order of the Delaware Court, contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).
Section 21. Internal Revenue Code Section 409A. The Company intends for this Agreement to comply with the Indemnification exception under Section 1.409A-1(b)(10) of the regulations promulgated under the Internal Revenue Code of 1986, as amended (the “Code”), which provides that indemnification of, or the purchase of an insurance policy providing for payments of, all or part of the expenses incurred or damages paid or payable by Indemnitee with respect to a bona fide claim against Indemnitee or the Company do not provide for a deferral of compensation, subject to Section 409A of the Code, where such claim is based on actions or failures to act by Indemnitee in Indemnitee’s capacity as a service provider of the Company. The parties intend that this Agreement be interpreted and construed with such intent.
Section 22. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, Corporation Service Company, Wilmington, Delaware as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.
Section 23. Identical Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
Section 24. Miscellaneous. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.
SEELOS THERAPEUTICS, INC.

By:
Name:
Its:

INDEMNITEE

Signature:
Name: